UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                       FORM N-CSRS


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                   INVESTMENT COMPANIES


Investment Company Act file number 811-06645

Name of Fund:  MuniYield California Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, MuniYield California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
     P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 04/30/05

Item 1 -   Report to Stockholders


MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund
MuniYield Michigan Insured Fund II, Inc.
MuniYield New York Insured Fund, Inc.


Semi-Annual Reports
April 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


These reports, including the financial information herein, are transmitted to shareholders of MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Shares/Stock and intend to remain leveraged by issuing Preferred Shares/Stock to provide the Common Shareholders/ Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Shareholders/Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares/Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares/ Stock may affect the yield to Common Shareholders/Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


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MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund
MuniYield Michigan Insured Fund II, Inc.
MuniYield New York Insured Fund, Inc.



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares/Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares/Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds.
The interest earned on these investments, net of dividends to Preferred Shares/Stock, is paid to Common Shareholders/Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Funds' Common Shares/ Stock. However, in order to benefit Common Shareholders/Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders/Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares/Stock capitalization of $100 million and the issuance of Preferred Shares/Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares/Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders/Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders/Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares/Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares/Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares'/Stocks' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares/Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares/Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of April 30, 2005, the percentages of MuniYield Arizona Fund, Inc.'s, MuniYield California Fund, Inc.'s, MuniYield California Insured Fund, Inc.'s, MuniYield Florida Fund's, MuniYield Michigan Insured Fund II, Inc.'s and MuniYield New York Insured Fund, Inc.'s total net assets invested in inverse floaters were 12.33%, 5.51%, 8.31%, 6.47%, 11.76% and 11.66%, respectively, before the deduction of Preferred Shares/Stock.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



A Letter From the President


Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:


Total Returns as of April 30, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +3.28%        + 6.34%
Small-cap U.S. equities (Russell 2000 Index)                            -0.15%        + 4.71%
International equities (MSCI Europe Australasia Far East Index)         +8.71%        +14.95%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.98%        + 5.26%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.93%        + 6.81%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.65%        + 6.92%

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



SEMI-ANNUAL REPORTS, APRIL 30, 2005



A Discussion With Your Funds' Portfolio Managers


We looked to security and sector selection as the drivers of Fund returns, while remaining committed to our goals of preserving net asset value and providing our shareholders with competitive yields.


Describe the recent market environment relative to municipal bonds.

Amid significant volatility, long-term bond yields moved lower over the past six months as shorter-term rates increased. For all of 2004, real gross domestic product (GDP) grew at an annualized rate of 4.4%, well ahead of 2003's annual rate of 3%. An advanced estimate of first quarter 2005 GDP growth came in at an unexpectedly low 3.1%, although that figure was later revised upward to 3.5%.

Nevertheless, it appeared that continued economic improvements were generally disregarded as investors focused on inflationary trends, currency-related demand for long-term U.S. securities, and interest rate action on the part of the Federal Reserve Board (the Fed). Over the past six months, 30-year Treasury bond yields declined 28 basis points (.28%) to 4.51%, while 10-year Treasury note yields rose 16 basis points to 4.21%. The Fed, in the meantime, continued to raise short-term interest rates at each of its meetings throughout the period, and most recently rose the federal funds rate from 2.75% to 3% on May 3. As short-term interest rates increased while longer-term interest rates fell, the yield curve continued to flatten.

Tax-exempt bond yields exhibited a similar pattern during the period. Yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 14 basis points to 4.83%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 23 basis points to 4.37%, while AAA-rated bonds maturing in 10 years saw their yields rise 17 basis points to 3.57%.

During the past six months, more than $186 billion in tax-exempt bonds was underwritten, an increase of 7.5% versus the same period a year earlier. Issuance so far in 2005 has been boosted by a 32% increase in refunding issues as municipalities have sought to refinance existing higher-coupon debt. These refunding issues have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest costs. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained generally positive during the period. Investment Company Institute statistics indicate that, year-to-date through March 31, 2005, net new cash flows into long-term municipal bond funds exceeded $1.3 billion. This represented a significant improvement from the $516 million seen during the same period in 2004. However, AMG Data Services reports that weekly figures for the month of April have shown a modest reversal in the positive flows seen in the first three months of the year.


MuniYield Arizona Fund, Inc.

Describe conditions in the State of Arizona.

In March 2005, credit rating agency Moody's issued its first-ever issuer rating on the State of Arizona, a measure that reflects the overall credit quality of the state. Moody's rating of Aa3, with a stable outlook, was based on Arizona's trend of economic growth and diversification, particularly in high-technology manufacturing and tourism; a track record of reasonably strong budgetary and financial management; and moderate state debt levels that are coming under slight pressure from school construction needs.

Indicators for Arizona's fiscal year 2005 (which ends June 30, 2005) show continued economic improvement in the state and increasing revenue collections. Through March 2005, General Fund collections exceeded the fiscal year-to-date forecast by $411.5 million and, after adjusting for one-time revenues, were $835.5 million ahead of collections as of the same time last year. The strong performance continues to be driven by growth in sales taxes, a particularly favorable indicator of economic improvement, as well as growth in individual and corporate income taxes. Other major economic indicators - state job growth, the tourism barometer and the number of families receiving public subsidies - also are showing signs of recovery.

Although the state's unemployment rate rose to 4.7% in March 2005 from 4.1% in January 2005, the increase is attributed to a surge in the number of job seekers rather than declining employment and still represents an improvement from year-ago levels.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Stock of MuniYield Arizona Fund, Inc. had net annualized yields of 6.25% and 6.23%, based on a period-end per share net asset value of $14.90 and a per share market price of $14.95, respectively, and $.462 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.34%, based on a change in per share net asset value from $15.04 to $14.90, and assuming reinvestment of all distributions.

The Fund provided a positive total return for the period, despite our maintaining a defensive market posture. That is, we were positioned for rising interest rates, while long-term interest rates actually declined over the past six months. Benefiting performance was the Fund's above-average yield, which allowed us to continue providing a stable monthly dividend to shareholders. The advance refunding of a sizable credit in the portfolio also aided performance. When municipal bonds are refinanced ahead of their maturity date, their prices generally increase sharply.

Hindering Fund returns during the period was our underexposure to longer-maturity bonds. As the yield curve flattened over the past six months, longer-maturity bonds significantly outperformed shorter-maturity issues. While we have been pursuing a strategy of moving further out on the yield curve, generally into the 25-year maturity range, we were not able to effect this trade as much as we would have liked in the current low interest rate environment. Because many of the shorter-maturity bonds booked in the portfolio have greater yields than those available in the current environment, we were reluctant to give them up in order to extend our average portfolio maturity. Further compounding our inability to purchase longer-dated bonds was the fact that recent supply has been largely concentrated in the short-term and intermediate-term range. Finally, the Fund experienced an extraordinary redemption of a holding during the period. Working with our Municipal Research Group, we will be looking to recommit these monies to the long end of the Arizona tax-exempt market.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We did not significantly alter the Fund's structure or our strategy over the past six months. We continued to selectively purchase higher-yielding credits in an effort to enhance the Fund's yield. As in previous periods, we continued to favor premium-coupon bonds, when available, and maturities in the 20-year - 25-year range. This supports our defensive market posture, in that these bonds offer coupon protection when interest rates move higher. We generally maintained the Fund's fully invested position throughout the period, seeking to enhance shareholder income.

As mentioned earlier, the major market phenomenon over the past six months was a flattening of the yield curve. Yields on shorter-term bonds, specifically those with maturities less than 15 years or 20 years, rose rather significantly. Yields on longer-term bonds, generally those past the 20-year range, actually declined. Given that bond prices move in the opposite direction of yields, the result has been that bonds on the long end of the municipal yield curve performed well while short-term bonds lagged. Thus, our strategy of targeting new purchases in the 25-year area has been prudent.

Supply of new Arizona debt, while fairly regular, offered few bonds with the maturities and yield characteristics we desired. Nevertheless, we were able to take advantage of Puerto Rico-issued municipal debt during the period as opportunities presented themselves.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.61% for Series A and 1.66% for Series B. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 31.22% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)



SEMI-ANNUAL REPORTS, APRIL 30, 2005



A Discussion With Your Funds' Portfolio Managers (continued)


How would you characterize the Fund's position at the close of the period?

We remain focused on premium-coupon bonds and continue to favor maturities in the 25-year range. We maintained a slightly defensive market posture at the close of the period in recognition of generally healthy economic conditions. We believe this positioning prepares the Fund for relative outperformance once long-term market rates eventually begin to follow short-term rates higher. In the meantime, our fully invested stance should continue to provide an income benefit to Common Stock shareholders.


MuniYield California Fund, Inc.

Describe conditions in the State of California.

California began 2005 facing a budget shortfall of approximately $8.6 billion. In his January State of the State address, Governor Arnold Schwarzenegger outlined steps to address the state's fiscal woes. These steps included new debt in the form of additional "economic recovery" bonds and notes, tribal gaming revenue bonds, a possible pension obligation bond, cutbacks in state spending on local school districts and other nonspecific budget cuts. The original 2005 budget passed by the state's legislature relied heavily on an improving economy to generate sizable revenue improvements, but planned spending cuts proved more difficult to enact.

During 2004, each of the three major rating agencies upgraded California's long-term credit rating, recognizing that last year's budget was met through a relatively aggressive borrowing program accomplished in a period of attractive financing rates. However, the credit-rating upgrades were not based on any significant progress in mending the underlying budget problems.

Credit spreads for California general obligation debt have continued to narrow, suggesting strong demand despite the lack of any increased fiscal responsibility in the state. At the height of the state's budget troubles, California general obligation bonds offered as much as 80 additional basis points in income over comparable AAA-rated tax-exempt securities. By period-end, that spread had narrowed to between 10 basis points and 20 basis points. "Cushion securities" - higher-coupon, defensively structured bonds that are popular when the market is anticipating higher interest rates - were spread even tighter.


How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Stock of MuniYield California Fund, Inc. had net annualized yields of 6.07% and 6.58%, based on a period-end per share net asset value of $15.06 and a per share market price of $13.88, respectively, and $.453 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.93%, based on a change in per share net asset value from $15.27 to $15.06, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, trailed its comparable Lipper category of California Municipal Debt Funds, which had an average return of +4.17% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the State of California.) The Fund's underperformance can be attributed in part to having a lower degree of leverage than many of its peers, which detracted from results as long-term interest rates declined significantly in California in response to strong demand for the state's bonds. In addition, the Fund was underweighted in bonds backed by tobacco company revenues, a stance that hurt relative performance as credit spreads narrowed and these lower-rated securities outperformed. Throughout the period, we continued to emphasize a relatively high degree of credit quality and a below-average duration, or sensitivity to changes in interest rates. Our short duration benefited performance during periods when long-term interest rates rose, such as in March, but hindered results as the overall trend during the period was toward lower long-term interest rates.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



What changes were made to the portfolio during the period?

During the past six months, we emphasized a defensive market positioning, keeping the Fund's duration below that of its peers. Although this strategy had a negative impact on results as long-term interest rates fell early in the period, it helped performance in March as the market experienced its first sustained trend of rising long-term interest rates.

With yields on 10-year Treasury securities reaching as high as 4.68% during the period, we began to take advantage of market weakness to move the portfolio toward a more neutral duration stance - a process we expect to continue if interest rates increase further. To increase the Fund's duration, we bought some more aggressively structured bonds, including zero-coupon bonds.

We kept the Fund's cash reserves at minimal levels (generally less than 1%) throughout the period given the extraordinarily high demand relative to supply in the short-term California tax-exempt marketplace. The Fund's credit quality changed little during the period, with 84% of portfolio assets rated AA or higher at period-end.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: 1.82% for Series A, 1.52% for Series B and 1.24% for Series C. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 30.39% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The portfolio was defensively positioned at period-end, although we are seeking opportunities to bolster the Fund's current yield and add to its income stream. We will continue to monitor the economic landscape for possible interest rate back-ups, which may present an opportunity to increase the Fund's duration to neutral or possibly even an aggressive stance.

Credit spreads for lower investment grade bonds have reached historically tight ratios, which we believe makes it inadvisable to lower the portfolio's credit profile in our search for higher yields. Accordingly, we plan to maintain the Fund's high degree of credit quality.


MuniYield California Insured Fund, Inc.

Describe conditions in the State of California.

California began 2005 facing a budget shortfall of approximately $8.6 billion. In his January State of the State address, Governor Arnold Schwarzenegger outlined steps to address the state's fiscal woes. These steps included new debt in the form of additional "economic recovery" bonds and notes, tribal gaming revenue bonds, a possible pension obligation bond, cutbacks in state spending on local school districts and other nonspecific budget cuts. The original 2005 budget passed by the state's legislature relied heavily on an improving economy to generate sizable revenue improvements, but planned spending cuts proved more difficult to enact.

During 2004, each of the three major rating agencies upgraded California's long-term credit rating, recognizing that last year's budget was met through a relatively aggressive borrowing program accomplished in a period of attractive financing rates. However, the credit-rating upgrades were not based on any significant progress in mending the underlying budget problems.

Credit spreads for California general obligation debt have continued to narrow, suggesting strong demand despite the lack of any increased fiscal responsibility in the state. At the height of the state's budget troubles, California general obligation bonds offered as much as 80 additional basis points in income over comparable AAA-rated tax-exempt securities. By period-end, that spread had narrowed to between 10 basis points and 20 basis points. "Cushion securities" - higher-coupon, defensively structured bonds that are popular when the market is anticipating higher interest rates - were spread even tighter.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



A Discussion With Your Funds' Portfolio Managers (continued)


How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Stock of MuniYield California Insured Fund, Inc. had net annualized yields of 5.80% and 6.35%, based on a period-end per share net asset value of $15.23 and a per share market price of $13.91, respectively, and $.438 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.24%, based on an unchanged per share net asset value of $15.23, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, modestly trailed its comparable Lipper category of California Insured Municipal Debt Funds, which had an average return of +3.36% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the State of California and insured as to timely payment.) The Fund's performance during the period reflects a relatively high degree of credit quality in the portfolio's asset mix and a below-average duration, or level of interest rate sensitivity. Given our high-quality portfolio, we did not have as much exposure as some of our peers to lower-quality issues, which performed strongly as credit spreads continued to narrow. Likewise, our relatively short duration, although it benefited performance in March as long-term interest rates increased, hindered results during this particular six-month period as the general trend in interest rates was downward. Overall, however, the Fund continued to provide a competitive yield while maintaining a high credit quality portfolio.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

During the past six months, we emphasized a defensive market positioning, keeping the Fund's duration below that of its peers. Although this strategy had a negative impact on results as long-term interest rates fell early in the period, it helped performance in March as the market experienced its first sustained trend of rising long-term interest rates.

With yields on 10-year Treasury securities reaching as high as 4.68% during the period, we began to take advantage of market weakness to move the portfolio to a more neutral duration stance - a process we expect to continue if rates increase further. To that end, we bought some more aggressively structured bonds, including zero-coupon bonds, to increase the Fund's duration. Toward the end of the period, we also engaged in selective swap transactions designed to improve the portfolio's call structure and relative liquidity. The Fund's already high credit quality improved during the period, with nearly 94% of portfolio assets rated AAA with bond insurance at period-end.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: 1.47% for Series A, 1.61% for Series B, 1.48% for Series C, 1.84% for Series D and 1.53% for Series E. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 30.53% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund remained defensively positioned at period-end, although a move toward neutral has already begun. We will continue to monitor the economic landscape and take advantage of appropriate market conditions to increase the Fund's duration to neutral or possibly even an aggressive stance. Further moves in that direction will require weakness in the bond market, allowing us to take advantage of the relatively attractive prices.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



We are looking to bolster the Fund's current yield and add to its income stream when opportunities present themselves. However, we are not inclined to lower the portfolio's credit profile in search of higher yields, as credit spreads for uninsured bonds have already reached historically tight ratios. Accordingly, we plan to maintain the Fund's high degree of credit quality and continue our emphasis of AAA-rated insured bonds.


MuniYield Florida Fund

Describe conditions in the State of Florida.

During the past several months, ratings agency Moody's increased Florida's credit rating from AA2 to AA1, and Standard & Poor's increased its rating from AA+ to AAA. At period-end, Fitch maintained a rating of AA. The favorable ratings are based on the state's solid economic and financial performance, in addition to moderate debt and a proactive government that responds to economic downturns faster than other states.

Last year's hurricane season had little impact on the state's finances. Florida's continued economic strength is bolstered by robust population growth, which is attributed to its attractive physical environment and favorable business climate. Although the growth in population has put a strain on services such as education, transportation and healthcare, it also has allowed the state to recover more quickly from sub par economic trends.

Currently, the state's revenues are higher than budgeted and expenditures remain under control due to prudent fiscal oversight. The fiscal year 2005 budget was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state. To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives. Given the government's concerns over the high healthcare costs facing the state - roughly $15 billion or 26% in the upcoming budget - Governor Jeb Bush has proposed a partially private health insurance plan. Florida continues to maintain sound and solid fund balances with consistent General Fund operations. In addition, the state has a working Capital Reserve Fund and a Budget Stabilization Fund in excess of $1.8 billion.


How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Shares of MuniYield Florida Fund had net annualized yields of 6.09% and 6.56%, based on a period-end per share net asset value of $15.30 and a per share market price of $14.20, respectively, and $.462 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +3.49%, based on a change in per share net asset value from $15.27 to $15.30, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +3.23% average return of the Lipper Florida Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Florida or a city in Florida). Contributing most to performance during the period was our yield curve positioning. Essentially, we continued to focus on the longer end of the curve, which significantly outperformed the short end as the yield curve flattened and shorter-term bond prices suffered. Also benefiting performance were the Fund's uninsured credits, which performed particularly well during the period, especially our investments in the Florida hospital sector. Finally, our commitment to an above-average coupon structure ultimately contributed to returns.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We did not make any material changes to our strategy or to the portfolio's structure over the past six months. Although the market was quite volatile, ultimately, it moved very little from where we started the period. We continued to focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



A Discussion With Your Funds' Portfolio Managers (continued)



To that end, we sought to sell bonds in the 10-year - 15-year maturity range, although this proved more challenging in recent months as the yield curve flattened and bonds in the intermediate range began to cheapen relative to longer-dated securities. In making new purchases, we focused on premium-coupon bonds in the 20-year - 30-year maturity range. Efforts on this front also were somewhat limited, as few new issues met our desired investment characteristics. While issuance of Florida municipal bonds increased 29% versus the same six-month period a year ago, the majority of the new issues offered maturities of only 15 years - 20 years and yields below 5%. We were not inclined to give up bonds booked in the portfolio at higher yields in order to take advantage of the new-issue calendar.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Shares (AMPS) had an average yield of 1.63% for Series A and 1.52% for Series B. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Despite the recent Fed rate increases, the tax-exempt yield curve has remained relatively steep and has continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 31.42% of total net assets. (For a complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We maintained a slightly defensive market posture at the close of the period. The Fed is expected to continue its monetary tightening program, which should eventually prompt long-term market rates to follow short-term rates higher. We believe our defensive stance should ready the Fund for relative outperformance under these circumstances.

As long as the municipal yield curve remains fairly steep, we will continue in our efforts to sell the intermediate part of the curve and use periods of volatility to pursue higher-coupon bonds whenever they are attractively priced. We believe this strategy has served the Fund well against the prevailing market and economic backdrop.


MuniYield Michigan Insured Fund II, Inc.

Describe conditions in the State of Michigan.

At period-end, Michigan maintained credit ratings of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch, respectively, each with a stable outlook. All three agencies downgraded the state during the period, citing the troubled automotive sector and worse-than-expected revenue collection estimates. However, Michigan's debt levels are quite low for a populous state and provide it with valuable financial flexibility in responding to economic downturns. Another positive is that the state's pension system is well funded.

Michigan's 2004 fiscal year ended with a surplus exceeding $155 million, all of which was used, along with money from spending cuts and the Medicaid trust fund, to close a $375 million budget shortfall for fiscal year 2005. The state's proposed 2006 budget eliminates a $770 million general fund deficit mostly through spending cuts with some additional new taxes. The budget relies very little on the use of one-time revenue sources that will be unavailable in future years.

Michigan's economy continues to lag the national recovery as well as that of other Great Lakes states. Employment in the state fell in 2004, representing the fourth consecutive annual decline. The manufacturing sector, led by the auto industry and General Motors Corp. in particular, is responsible for the job losses, which have caused stagnant state revenue growth. Without growth from other job sectors, Michigan could face additional credit-rating downgrades. On the positive side, preliminary February 2005 employment data showed an increase from a year earlier, and the annual rate of job losses in Michigan has declined each year since 2001.


How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Stock of MuniYield Michigan Insured Fund II, Inc., had net annualized yields of 6.07% and 6.48%, based on a period-end per share net asset value of $15.04 and a per share market price of $14.10, respectively, and $.453 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.08%, based on a change in per share net asset value from $15.21 to $15.04, and assuming reinvestment of all distributions.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



The Fund's total return, based on net asset value, trailed the +2.96% average return of the Lipper Michigan Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan or a city in Michigan.) This Lipper category includes a number of funds that can purchase lower-rated, uninsured bonds, which were among the market's best-performing securities during the past six months. Given the Fund's more conservative investment parameters, and overall higher credit quality, we were underweight in these lower-rated issues, which contributed to relative underperformance during the period. The Fund's defensive positioning during the first part of the period also detracted somewhat from performance. As long-term interest rates continued to decline during this time, the portfolio's relatively conservative level of interest rate exposure detracted from results.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

During the past six months, Michigan municipalities issued $6.3 billion in long-term tax-exempt securities, an increase of 47% compared to the same six months a year earlier. Despite this increase in supply, overall activity in the portfolio was limited by the fact that current market yields are well below those provided by most of the Fund's holdings. The sale of our existing, higher-yielding bonds would result in a decline in the Fund's income stream - and, potentially, the eventual reduction of its dividend. Also, most recent issuance in the state has been heavily weighted in the 10-year - 20-year maturity range, in keeping with the national supply pattern. We continued to avoid new purchases in this range because of the unattractively low yield levels.

Over the course of the period, we increasingly positioned the portfolio to be less defensive. A combination of factors - including the Fed's continued program of short-term interest rate increases, moderating economic growth expectations and declines in leading economic indicators - led us to believe that the potential for significant interest rate increases later in 2005 and into 2006 was less than previously anticipated. Accordingly, we sought to take advantage of periods of price volatility by adding to our position in bonds with greater sensitivity to changes in interest rates. To generate funds for these purchases, we sold prerefunded bonds with two-year
- five-year maturity dates, enabling us to lock in the significant market appreciation these bonds have enjoyed while also moving closer to our desired neutral portfolio positioning.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 1.64% for Series A and 1.62% for Series B. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 32.94% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We ended the period in transition toward a more neutral market stance. We are monitoring economic and market conditions and would need to see additional evidence of slowing economic activity or financial stress - such as the recent credit-rating downgrades of General Motors Corp. and Ford Motor Co. - before enacting a more aggressive market strategy. In the meantime, we intend to maintain the portfolio's fully invested stance in order to enhance investment income and allow the Fund to continue to generate an above-average dividend yield.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



A Discussion With Your Funds' Portfolio Managers (concluded)


MuniYield New York Insured Fund, Inc.

Describe conditions in the State of New York.

The State of New York maintains credit ratings of A1, AA and AA- from Moody's, Standard and Poor's (S&P) and Fitch, respectively. Moody's assigns a positive outlook to the state's rating, reflecting an upgrade in November, while Fitch and S&P carry stable outlooks. The state economy continues to improve and revenue collections are increasing.

Recently, for the first time in more than 20 years, New York lawmakers approved a budget on time. The fiscal year 2006 budget calls for $105 billion in spending and forecasts a 5% increase in tax receipts. Aided by this revenue growth, the adopted budget includes the governor's original proposals for closing an estimated $4 billion deficit. However, this does not factor in a lawsuit recently won by the Campaign for Fiscal Equity that could add up to $2 billion in annual state education spending. Crafting balanced budgets beyond fiscal year 2006 will present a challenge given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local governments for pension and Medicaid relief, and new education spending.

The economy produced good job growth in 2004, with total non-farm labor increasing .5% from the prior year. This was the first annual gain since 2000. New York ranks fifth-highest among all states in per capita income. Modest income growth during 2005 would boost personal income tax receipts, roughly 38% of general fund receipts.


How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Stock of MuniYield New York Insured Fund, Inc. had net annualized yields of 5.74% and 6.40%, based on a period-end per share net asset value of $14.76 and a per share market price of $13.23, respectively, and $.420 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.91%, based on a change in per share net asset value from $14.81 to $14.76, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, was five basis points short of the +2.96% average return of the Lipper New York Insured Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) We continued to manage the Fund with a focus on yield, and were successfully able to maintain the Fund's monthly dividend distribution (whereas the majority of our competitors were forced to cut their dividends). While enhancing income for shareholders, primarily by retaining bonds booked in the portfolio at yields higher than those available in the current market, we have seen some erosion in the Fund's average duration. During the past six months, in a market characterized by a flattening yield curve, this shortening of duration was a detriment to total return. This is because shorter-maturity investments significantly underperformed the longer end of the municipal market. As part of our ongoing strategy, we continue to look for opportunities to add longer-dated bonds with attractive yields to the portfolio.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We continued to focus on generating attractive tax-exempt income for our shareholders, essentially remaining fully invested throughout the period. The Fund is permitted to invest up to 20% of net assets in uninsured bonds and, working with the Municipal Research Group, we identified unenhanced securities within our credit parameters that offer yields above those available from AAA-rated insured paper. We believe purchases of these securities should further enhance the Fund's strong income distribution.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Throughout the period, we had been looking to capitalize on the curve flattening trend by moving into longer-dated securities as opportunities presented themselves. Although issuance of New York bonds has been fairly active, most of the new issues coming to market have been in the short to intermediate maturity range. This, coupled with the market's low absolute yields, somewhat limited our ability to affect this trade as much as we would have liked. Doing so would have required us to give up bonds that, although shorter in duration, were booked at higher yields. Thus, to counteract the natural shortening of the portfolio's average duration, we reduced our hedge positions to achieve a slightly defensive posture. Going forward, we expect to look for more active trading opportunities, which will allow us to move the portfolio to a more market-neutral stance.

The average yields for the Fund's Auction Market Preferred Stock (AMPS) for the six months ended April 30, 2005, were: 1.79% for Series A, 1.51% for Series B, 1.56% for Series C, 1.48% for Series D and 1.87% for Series E. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 30.79% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

After eight consecutive interest rate hikes, we believe the Fed is closer to the end than the beginning of its monetary tightening program. Thus, it would seem that the risk of significantly higher interest rates is somewhat diminished. However, we do expect a considerable amount of volatility in the financial markets in the near term given inflation concerns and increasingly mixed economic releases. We expect that this could provide an opportunity to approach a more neutral market stance.

We continue to maintain a fully invested portfolio, targeting bonds with 25-year - 30-year maturities. We are looking for opportunities to diversify the portfolio, and recently accomplished that by adding bonds insured by two relatively new names in the municipal market - XL Capital Assurance
(XLCA) and CIFG. Both are AAA-rated insurers and their bonds have outperformed the broader market as their yield spreads narrowed compared to more established insurers. We will continue to search for similar opportunities to add yield and further diversify the portfolio.


Michael A. Kalinoski, CFA
Vice President and Portfolio Manager
MuniYield Arizona Fund, Inc.


Walter C. O'Connor, CFA
Vice President and Portfolio Manager
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.


Robert D. Sneeden
Vice President and Portfolio Manager
MuniYield Florida Fund


Fred K. Stuebe
Vice President and Portfolio Manager
MuniYield Michigan Insured Fund II, Inc.


Timothy T. Browse, CFA
Vice President and Portfolio Manager
MuniYield New York Insured Fund, Inc.


May 26, 2005



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Portfolio Information


Quality Profiles as of April 30, 2005


                                               Percent of
MuniYield Arizona Fund, Inc.                     Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          48.5%
AA/Aa                                             6.4
A/A                                              20.6
BBB/Baa                                          18.2
BB/Ba                                             1.0
NR (Not Rated)                                    5.1
Other*                                            0.2


                                               Percent of
MuniYield California Fund, Inc.                  Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          70.8%
AA/Aa                                            12.5
A/A                                              13.0
BBB/Baa                                           3.5
Other*                                            0.2


                                               Percent of
MuniYield California Insured Fund, Inc.          Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          93.9%
AA/Aa                                             2.2
A/A                                               3.7
Other*                                            0.2


                                               Percent of
MuniYield Florida Fund                           Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          75.5%
AA/Aa                                             1.5
A/A                                              10.6
BBB/Baa                                           9.2
BB/Ba                                             2.7
Other*                                            0.5


                                               Percent of
MuniYield Michigan Insured Fund II, Inc.         Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          87.6%
AA/Aa                                             4.0
A/A                                               5.0
BBB/Baa                                           3.0
Other*                                            0.4


                                               Percent of
MuniYield New York Insured Fund, Inc.            Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          87.9%
AA/Aa                                             1.3
A/A                                              10.4
BBB/Baa                                           0.1
Other*                                            0.3

*Includes portfolio holdings in variable rate demand notes.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments                                                      MuniYield Arizona Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Arizona--120.1%

                $  1,650    Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Refunding
                            Bonds, AMT, Junior Sub-Series, 6.30% due 12/01/2008                                         $   1,666

                            Arizona Health Facilities Authority, Hospital System Revenue Bonds (John C. Lincoln
                            Health Network):
                     500       6.875% due 12/01/2020                                                                          560
                   1,125       7% due 12/01/2025                                                                            1,258

                   1,785    Arizona Health Facilities Authority Revenue Bonds (Catholic Healthcare West), Series A,
                            6.625% due 7/01/2020                                                                            1,991

                   3,000    Arizona School Facilities Board, State School Improvement Revenue Bonds, 5.50% due
                            7/01/2017                                                                                       3,339

                            Arizona State University Revenue Bonds (e):
                   1,500       5.75% due 7/01/2012 (n)                                                                      1,725
                   4,335       DRIVERS, Series 270, 7.69% due 7/01/2021 (k)                                                 5,497

                            Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding Bonds, AMT:
                   3,285       Junior Subordinated Series B-1, 6.15% due 5/01/2029                                          3,543
                   1,000       Senior-Series A-1, 5.90% due 5/01/2024                                                       1,072

                            Arizona Tourism and Sports Authority, Tax Revenue Bonds:
                   1,000       (Baseball Training Facilities Project), 5% due 7/01/2016                                     1,039
                   2,000       (Multi-Purpose Stadium Facility), Series A, 5.375% due 7/01/2023 (b)                         2,213

                     500    Glendale, Arizona, Development Authority, Educational Facilities Revenue Refunding
                            Bonds (American Graduate School International), 5.875% due 7/01/2015 (c)                          520

                   2,405    Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health Corporation),
                            6.125% due 4/01/2018                                                                            2,524

                   1,000    Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project 1),
                            Series A, 6.625% due 7/01/2020                                                                    996

                   2,400    Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding Bonds (Samaritan
                            Health Services), Series A, 7% due 12/01/2016 (b)(d)                                            2,995

                            Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds:
                   1,000       (Metro Gardens--Mesa Ridge Apartments Project), Series 1999A, 5.15% due 7/01/2029 (b)        1,003
                   2,395       (Place Five and Greenery Apartments), Series A, 6.625% due 1/01/2027 (d)                     2,622

                     200    Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding Bonds (San Martin Apartments
                            Project), VRDN, AMT, Series A-1, 3.02% due 6/15/2035 (g)(l)                                       200

                      15    Maricopa County, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT, Series 1B, 6.25% due
                            9/01/2032 (f)(i)                                                                                   15

                            Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding, Series A:
                   1,000       (El Paso Electric Company Project), 6.25% due 5/01/2037                                      1,008
                   1,485       (Public Service Company of New Mexico Project), 6.30% due 12/01/2026                         1,585

                   2,250    Maricopa County, Arizona, Public Finance Corporation, Lease Revenue Bonds, RIB,
                            Series 511X, 7.74% due 7/01/2014 (a)(k)                                                         2,756

                   1,825    Maricopa County, Arizona, Scottsdale Unified School District Number 48, GO, 6.60% due
                            7/01/2012                                                                                       2,196

                     500    Maricopa County, Arizona, Tempe Elementary Unified School District Number 3, GO,
                            Refunding, 7.50% due 7/01/2010 (e)                                                                601



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                          MuniYield Arizona Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Arizona (concluded)


                $  1,000    Maricopa County, Arizona, Unified School District Number 090, School Improvement,
                            GO (Saddle Mountain), Series A, 5% due 7/01/2014                                            $   1,050

                            Mesa, Arizona, IDA, Revenue Bonds (Discovery Health Systems), Series A (b):
                   1,000       5.875% due 1/01/2014                                                                         1,116
                   1,500       5.625% due 1/01/2015                                                                         1,652

                   1,000    Navajo County, Arizona, IDA, IDR (Stone Container Corporation Project), AMT, 7.40%
                            due 4/01/2026                                                                                   1,035

                   4,500    Northern Arizona University System Revenue Bonds, 5.50% due 6/01/2034 (e)                       4,970

                   2,500    Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Refunding Bonds,
                            Junior Lien, 5.50% due 7/01/2020 (e)                                                            2,755

                   1,750    Phoenix, Arizona, GO, Refunding, DRIVERS, Series 173, 11.683% due 7/01/2008 (k)                 2,228

                      15    Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT, Series 1A, 6.25% due 9/01/2032 (f)(i)      15

                            Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project),
                            Series C:
                     750       6.70% due 7/01/2021                                                                            790
                   1,000       6.75% due 7/01/2031                                                                          1,043

                   1,000    Pima County, Arizona, IDA, Education Revenue Refunding Bonds (Arizona Charter Schools
                            Project II), Series A, 6.75% due 7/01/2021                                                      1,057

                   1,000    Pima County, Arizona, IDA, Revenue Refunding Bonds (Health Partners), Series A, 5.625%
                            due 4/01/2014 (b)                                                                               1,063

                     530    Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds, AMT, Series A-1, 6.20%
                            due 11/01/2030 (f)(g)(i)                                                                          568

                   3,050    Pima County, Arizona, Unified School District Number 1, Tucson, GO, Refunding, 7.50%
                            due 7/01/2009 (e)                                                                               3,568

                            Pinal County, Arizona, COP:
                   1,250       5% due 12/01/2026                                                                            1,285
                   1,250       5% due 12/01/2029                                                                            1,274

                   2,250    Scottsdale, Arizona, IDA, Hospital Revenue Bonds (Scottsdale Healthcare), 5.80% due
                            12/01/2031                                                                                      2,413

                   1,500    South Campus Group LLC, Arizona Student Housing Revenue Bonds (Arizona State University
                            South Campus Project), Series 2003, 5.625% due 9/01/2035 (b)                                    1,660

                     625    Tucson and Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds (Mortgage-Backed
                            Securities Program), AMT, Series A-1, 6% due 7/01/2021 (f)(g)(i)                                  629

                   1,500    Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds (Christian Care Tucson Inc.
                            Project), Series A, 6.125% due 7/01/2024 (j)                                                    1,672

                   1,105    University of Arizona, COP, Refunding, Series A, 5.125% due 6/01/2029 (a)                       1,171

                            Vistancia Community Facilities District, Arizona, GO:
                   1,275       6.75% due 7/15/2022                                                                          1,378
                     750       5.75% due 7/15/2024                                                                            761

                   2,000    Yavapai County, Arizona, IDA, Hospital Facility Revenue Bonds (Yavapai Regional Medical
                            Center), Series A, 6% due 8/01/2033                                                             2,116


Puerto Rico--22.3%

                     500    Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3, 8.213% due
                            7/01/2016 (b)(k)                                                                                  616

                            Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation Revenue
                            Refunding Bonds:
                   1,000       Series D, 5.75% due 7/01/2041                                                                1,117
                   1,000       Series J, 5.50% due 7/01/2023                                                                1,100

                   2,000    Puerto Rico Commonwealth, Public Improvement, GO, Series A, 5.125% due 7/01/2031                2,078

                            Puerto Rico Electric Power Authority, Power Revenue Bonds:
                   1,000       Series II, 5.25% due 7/01/2031                                                               1,063
                   1,500       Series NN, 5.125% due 7/01/2029                                                              1,576
                   1,000       Series RR, 5% due 7/01/2030 (m)                                                              1,061
                     695       Trust Receipts, Class R, Series 16 HH, 8.193% due 7/01/2013 (h)(k)                             872


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (concluded)                                          MuniYield Arizona Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Puerto Rico (concluded)


                $  2,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                            Facilities Revenue Bonds (Cogeneration Facility--AES Puerto Rico Project), AMT,
                            6.625% due 6/01/2026                                                                        $   2,170

                   2,000    Puerto Rico Public Buildings Authority, Government Facilities, Revenue Refunding Bonds,
                            Series I, 5.25% due 7/01/2033                                                                   2,125

                   1,000    Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                            Series E, 5.50% due 8/01/2029                                                                   1,071

                Total Investments (Cost--$88,824*)--142.4%                                                                 95,042
                Other Assets Less Liabilities--3.0%                                                                         2,001
                Preferred Stock, at Redemption Value--(45.4%)                                                            (30,308)
                                                                                                                        ---------
                Net Assets Applicable to Common Stock--100.0%                                                           $  66,735
                                                                                                                        =========

  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                         (in Thousands)

    Aggregate cost                                       $       88,832
                                                         ==============
    Gross unrealized appreciation                        $        6,242
    Gross unrealized depreciation                                  (32)
                                                         --------------
    Net unrealized appreciation                          $        6,210
                                                         ==============

(a) AMBAC Insured.

(b) MBIA Insured.

(c) Connie Lee Insured.

(d) Escrowed to maturity.

(e) FGIC Insured.

(f) FHLMC Collateralized.

(g) FNMA Collateralized.

(h) FSA Insured.

(i) GNMA Collateralized.

(j) Radian Insured.

(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
    The rate changes periodically based upon prevailing market rates.

(m) XL Capital Insured.

(n) Prerefunded.

    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                         (in Thousands)

                                            Net               Dividend
    Affiliate                             Activity             Income

    CMA Arizona Municipal
       Money Fund                          (914)                 $2


    See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments                                                   MuniYield California Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
California--137.1%

                $  1,730    ABAG Finance Authority for Nonprofit Corporations, California, Revenue Refunding Bonds
                            (Redwood Senior Homes and Services), 6% due 11/15/2022                                      $   1,856

                   3,975    Antioch Area Public Facilities Financing Agency, California, Special Tax (Community
                            Facilities District Number 1989-1), 5.70% due 8/01/2022 (a)                                     4,372

                   2,820    Arcata, California, Joint Powers Financing Authority, Tax Allocation Revenue Refunding
                            Bonds (Community Development Project Loan), Series A, 6% due 8/01/2023 (a)                      2,866

                   2,500    Bakersfield, California, COP, Refunding (Convention Center Expansion Project), 5.80%
                            due 4/01/2017 (h)                                                                               2,658

                            California HFA, Home Mortgage Revenue Bonds:
                     405       Series D, 5.85% due 8/01/2017                                                                  426
                     900       VRDN, AMT, Series N, 3% due 8/01/2021 (f)(j)                                                   900

                   5,000    California Health Facilities Financing Authority Revenue Bonds (Kaiser Permanente), RIB,
                            Series 26, 7.69% due 6/01/2022 (f)(k)                                                           5,720

                   1,490    California Health Facilities Financing Authority, Revenue Refunding Bonds (Pomona Valley
                            Hospital Medical Center), Series A, 5.625% due 7/01/2019 (h)                                    1,597

                   4,990    California Infrastructure and Economic Development Bank Revenue Bonds (J. David Gladstone
                            Institute Project), 5.50% due 10/01/2022                                                        5,338

                   3,000    California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds
                            (Waste Management Inc. Project), AMT, Series A-2, 5.40% due 4/01/2025                           3,108

                            California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                            (Mortgage-Backed Securities Program), AMT (g):
                      75       Series A-1, 6.90% due 12/01/2024 (d)                                                            78
                     135       Series B, 6.15% due 6/01/2020 (e)                                                              135

                            California State Department of Veteran Affairs, Home Purpose Revenue Refunding Bonds,
                            Series C:
                   5,970       5.875% due 12/01/2015                                                                        6,042
                   9,315       6.05% due 12/01/2020                                                                         9,429
                   2,500       6.15% due 12/01/2027                                                                         2,531

                   4,500    California State Department of Water Resources, Power Supply Revenue Bonds, Series A,
                            5.75% due 5/01/2017                                                                             5,046

                   6,000    California State Department of Water Resources Revenue Bonds (Central Valley Project),
                            5.25% due 7/01/2022                                                                             6,001

                            California State, GO, Refunding:
                   8,000       5.75% due 5/01/2030                                                                          8,868
                  13,500       5% due 3/01/2034 (a)                                                                        14,135
                   2,785       (Veterans), AMT, Series BJ, 5.70% due 12/01/2032                                             2,873

                            California State Public Works Board, Lease Revenue Bonds:
                   2,000       (California State University), Series C, 5.40% due 10/01/2022 (h)                            2,134
                   5,000       (Department of Corrections), Series C, 5.50% due 6/01/2023                                   5,468
                   6,645       (Department of Health Services), Series A, 5.75% due 11/01/2017 (h)                          7,369
                  17,000       (Various Community College Projects), Series A, 5.625% due 3/01/2016 (a)                    17,731

                            California State University and Colleges, Housing System Revenue Refunding Bonds (c):
                   3,000       5.75% due 11/01/2015                                                                         3,105
                   3,500       5.80% due 11/01/2017 (l)                                                                     3,622
                   3,900       5.90% due 11/01/2021                                                                         4,039

                            California State, Various Purpose, GO:
                   4,730       5.50% due 4/01/2030                                                                          5,165
                   6,850       5.50% due 11/01/2033                                                                         7,436

                   5,250    California Statewide Communities Development Authority, COP (John Muir/Mount Diablo
                            Health System), 5.125% due 8/15/2022 (h)                                                        5,561

                            California Statewide Communities Development Authority, Health Facility Revenue Bonds
                            (Memorial Health Services), Series A:
                   3,270       6% due 10/01/2023                                                                            3,713
                   3,000       5.50% due 10/01/2033                                                                         3,133

                   2,380    California Statewide Communities Development Authority, Water Revenue Bonds (Pooled
                            Financing Program), Series C, 5.25% due 10/01/2028 (f)                                          2,547

                   2,000    Chino Basin, California, Regional Financing Authority Revenue Bonds (Inland Empire
                            Utility Agency Sewer Project), 5.75% due 11/01/2009 (h)(i)                                      2,225


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                       MuniYield California Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
California (continued)

                $  6,270    Coast Community College District, California, Capital Appreciation, GO, Refunding,
                            5.02%** due 8/01/2021 (h)                                                                   $   2,921

                   2,705    Contra Costa County, California, Public Financing, Lease Revenue Refunding Bonds
                            (Various Capital Facilities), Series A, 5.30% due 8/01/2020 (h)                                 2,879

                   4,505    Covina-Valley, California, Unified School District, Capital Appreciation, GO (Election
                            of 2001), Series B, 4.90%** due 6/01/2028 (c)                                                   1,415

                   3,750    Cucamonga, California, County Water District, COP, 5.125% due 9/01/2035 (c)                     3,921

                   2,500    Davis, California, Joint Unified School District, Community Facilities District, Special
                            Tax Refunding Bonds, Number 1, 5.50% due 8/15/2021 (h)                                          2,606

                   4,650    Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue
                            Bonds, Series A-4, 7.80% due 6/01/2042                                                          5,367

                   5,025    Indio, California, Water Authority, Water Enterprise Revenue Bonds, 5.125% due 4/01/2030 (a)    5,388

                            Industry, California, Urban Development Agency, Tax Allocation Refunding Bonds (h):
                  14,915       (Civic Recreation Industrial), Series 1, 5.50% due 5/01/2021                                15,803
                   5,000       (Civic-Recreational--Industrial Redevelopment Project No. 1), 5.50% due 5/01/2020            5,292

                   5,435    La Mesa-Spring Valley, California, School District, Capital Appreciation, GO, Refunding
                            (Election of 2002), Series B, 5.225%** due 8/01/2028 (c)                                        1,708

                   2,000    Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles), 6.20% due
                            11/01/2031 (a)                                                                                  2,273

                  10,000    Los Angeles, California, Community College District, GO, Series A, 5.50% due
                            8/01/2011 (h)(i)                                                                               11,306

                            Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                   4,000       RITR, Series RI-7, 9.015% due 11/01/2026 (h)(k)                                              4,441
                   2,000       Series B, 6% due 8/01/2015                                                                   2,090
                   6,000       Series B, 5.375% due 11/01/2023                                                              6,210

                   7,000    Los Angeles, California, Wastewater System Revenue Bonds, Series A, 5% due 6/01/2023 (c)        7,393

                            Los Angeles, California, Wastewater System, Revenue Refunding Bonds, Series A:
                   1,000       5% due 6/01/2028 (c)                                                                         1,044
                   4,500       Subordinate, 5% due 6/01/2027 (h)                                                            4,726

                   4,000    Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax
                            Revenue Bonds (Proposition C), Second Tier, Senior-Series A, 5.50% due 7/01/2005 (a)(i)         4,100

                   5,000    Los Angeles County, California, Public Works Financing Authority, Lease Revenue Bonds
                            (Multiple Capital Facilities Project VI), Series A, 5.625% due 5/01/2010 (a)(i)                 5,617

                   8,705    Modesto, California, Wastewater Treatment Facilities Revenue Bonds, 5.625% due
                            11/01/2007 (h)(i)                                                                               9,386

                   8,595    Napa Valley, California, Community College District, Capital Appreciation, GO (Election
                            of 2002), Series B, 5.16%** due 8/01/2024 (h)                                                   3,385

                   1,750    North City-West, California, School Facilities Financing Authority, Special Tax Refunding
                            Bonds, Series B, 5.75% due 9/01/2015 (f)                                                        1,852

                            Oakland, California, Alameda County Unified School District, GO, Series F (h):
                   3,290       5.50% due 8/01/2017                                                                          3,624
                   3,770       5.50% due 8/01/2018                                                                          4,149

                            Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds (Oakland
                            Administration Buildings) (a)(i):
                  11,395       5.75% due 8/01/2006                                                                         12,040
                   2,000       5.90% due 8/01/2006                                                                          2,117

                   2,500    Oakland, California, Subordinated Tax Allocation Bonds (Central District Redevelopment
                            Project), 5% due 9/01/2022 (a)                                                                  2,684

                   5,250    Orange County, California, Sanitation District, COP, 5% due 2/01/2033 (c)                       5,436

                   3,000    Oxnard, California, Financing Authority, Wastewater Revenue Bonds (Redwood Trunk Sewer
                            and Headworks Projects), Series A, 5.25% due 6/01/2034 (c)                                      3,226

                   1,000    Palm Springs, California, Financing Authority, Lease Revenue Refunding Bonds (Convention
                            Center Project), Series A, 5.50% due 11/01/2035 (h)                                             1,114

                   1,750    Pleasant Valley, California, School District, Ventura County, GO, Series C, 5.75%
                            due 8/01/2025 (b)(h)                                                                            1,902

                   2,255    Pomona, California, Public Financing Authority, Revenue Refunding Bonds (Merged
                            Redevelopment Project), Series A1, 5.75% due 2/01/2034                                          2,342


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                       MuniYield California Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
California (continued)

                $ 10,600    Port of Oakland, California, Port Revenue Refunding Bonds, Series I, 5.40% due
                            11/01/2017 (h)                                                                              $  11,422

                   5,808    Port of Oakland, California, RIB, Refunding, AMT, Series 717X, 7.47% due 11/01/2027 (c)(k)      6,501

                   4,315    Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                            (Rancho Redevelopment Project), 5.25% due 9/01/2020 (f)                                         4,623

                   2,345    Richmond, California, Redevelopment Agency, Tax Allocation, Refunding Bonds (Harbour
                            Redevelopment Project), Series A, 5.50% due 7/01/2018 (h)                                       2,553

                   5,000    Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds,
                            Series L, 5.125% due 7/01/2022 (h)                                                              5,295

                            Sacramento County, California, Sanitation District, Financing Authority, Revenue
                            Refunding Bonds:
                   4,500       RIB, Series 366, 8.462% due 12/01/2027 (k)                                                   4,751
                   5,695       Series A, 5.60% due 12/01/2017                                                               5,842
                   6,190       Series A, 5.75% due 12/01/2018                                                               6,356
                   3,750       Trust Receipts, Class R, Series A, 8.664% due 12/01/2019 (k)                                 3,964

                  10,100    San Bernardino, California, City Unified School District, GO, Refunding, Series A,
                            5.875% due 8/01/2009 (c)(i)                                                                    11,392

                   3,000    San Bernardino, California, Joint Powers Financing Authority, Lease Revenue Bonds
                            (Department of Transportation Lease), Series A, 5.50% due 12/01/2020 (h)                        3,104

                   5,000    San Bernardino, California, Joint Powers Financing Authority, Tax Allocation Revenue
                            Refunding Bonds, Series A, 5.75% due 10/01/2015 (f)                                             5,161

                   3,600    San Diego, California, Unified School District, GO (Election of 1998), Series F, 5% due
                            7/01/2029 (f)                                                                                   3,798

                   1,720    San Francisco, California, City and County Educational Facilities, GO (Community College),
                            Series A, 5.75% due 6/15/2019                                                                   1,887

                   1,310    San Francisco, California, City and County Zoo Facilities, GO, Series B, 5.75% due 6/15/2019    1,437

                   4,615    San Jose, California, Airport Revenue Bonds, Series D, 5% due 3/01/2028 (h)                     4,829

                   5,000    San Juan, California, Unified School District, GO (Election of 2002), 5% due 8/01/2028 (h)      5,248

                   5,040    San Ysidro, California, School District, Capital Appreciation, GO (Election of 1997),
                            Series D, 5.249%** due 8/01/2027 (c)                                                            1,654

                   2,020    Santa Clara, California, Unified School District, GO, 5.50% due 7/01/2021 (c)                   2,218

                   3,500    Santa Clara County, California, Housing Authority, M/F Housing Revenue Bonds (John Burns
                            Gardens Apartments Project), AMT, Series A, 6% due 8/01/2041                                    3,588

                   4,000    Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds (Earthquake Recovery
                            Redevelopment Project), 6% due 7/01/2029 (a)                                                    4,418

                   2,000    Sequoia, California, Unified High School District, GO, 5.70% due 7/01/2005 (f)(i)               2,051

                   2,265    South Bayside, California, Waste Management Authority, Waste System Revenue Bonds, 5.75%
                            due 3/01/2020 (a)                                                                               2,498

                      55    Southern California Home Finance Authority, S/F Mortgage Revenue Bonds (Mortgage-Backed
                            Securities Program), AMT, Series A, 6.75% due 9/01/2022 (e)(g)                                     55

                   3,235    Taft, California, Public Financing Authority, Lease Revenue Bonds (Community Correctional
                            Facility), Series A, 6.05% due 1/01/2017 (h)                                                    3,429

                   1,310    Torrance, California, Hospital Revenue Refunding Bonds (Torrance Memorial Medical Center),
                            Series A, 6% due 6/01/2022                                                                      1,458

                   5,705    Union Elementary School District, California, Capital Appreciation, GO, Refunding,
                            Series C, 4.88%** due 9/01/2028 (c)                                                             1,789

                   3,000    University of California, General Revenue Refunding Bonds, Series A, 5% due 5/15/2036 (a)       3,130

                   1,000    Ventura, California, Unified School District, GO (Election of 1997), Series H, 5.125%
                            due 8/01/2034 (f)                                                                               1,062

                   3,990    Vernon, California, Electric System Revenue Bonds (Malburg Generating Station Project),
                            5.50% due 4/01/2008 (i)                                                                         4,288

                   5,000    Vista, California, Joint Powers Financing Authority, Lease Revenue Refunding Bonds,
                            5.625% due 5/01/2016 (h)                                                                        5,359

                   5,055    West Contra Costa, California, Unified School District, Capital Appreciation, GO
                            (Election of 2002), Series C, 4.849%** due 8/01/2027 (c)                                        1,677

                   5,605    Whittier, California, Union High School District, GO (Election of 1999), Series D, 5%
                            due 8/01/2033 (f)                                                                               5,867


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (concluded)                                       MuniYield California Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Puerto Rico--3.6%

                $  2,140    Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue Bonds,
                            Series Y, 5.50% due 7/01/2006 (h)(i)                                                        $   2,240

                            Puerto Rico Electric Power Authority, Power Revenue Bonds:
                   6,500       Series NN, 5.125% due 7/01/2029                                                              6,829
                   2,600       Series X, 5.50% due 7/01/2005 (h)(i)                                                         2,613


U.S. Virgin Islands--1.1%

                   3,000    Virgin Islands Government Refinery Facilities Revenue Refunding Bonds (Hovensa Coker
                            Project), AMT, 6.50% due 7/01/2021                                                              3,402

                Total Investments (Cost--$429,949*)--141.8%                                                               454,772
                Other Assets Less Liabilities--1.9%                                                                         5,951
                Preferred Stock, at Redemption Value--(43.7%)                                                           (140,000)
                                                                                                                        ---------
                Net Assets Applicable to Common Stock--100.0%                                                           $ 320,723
                                                                                                                        =========

  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                         (in Thousands)

    Aggregate cost                                       $      429,772
                                                         ==============
    Gross unrealized appreciation                        $       25,227
    Gross unrealized depreciation                                 (227)
                                                         --------------
    Net unrealized appreciation                          $       25,000
                                                         ==============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FHLMC Collateralized.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) GNMA Collateralized.

(h) MBIA Insured.

(i) Prerefunded.

(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(l) All or portion of security held as collateral in connection with open financial futures contracts.

    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                         (in Thousands)

                                            Net               Dividend
    Affiliate                             Activity             Income

    CMA California Municipal
       Money Fund                          (859)                 $9


    Financial futures contracts purchased as of April 30, 2005 were as follows:

                                                         (in Thousands)

    Number of                   Expiration      Face      Unrealized
    Contracts     Issue            Date        Value     Appreciation

      100        10-Year           June
            U.S. Treasury Note     2005       $11,105        $37

    See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments                                           MuniYield California Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
California--133.4%

                $  7,000    ABAG Finance Authority for Nonprofit Corporations, California, COP (Children's Hospital
                            Medical Center), 6% due 12/01/2029 (a)                                                      $   7,799

                   2,350    Alameda, California, GO, 5% due 8/01/2033 (g)                                                   2,471

                   3,580    Anaheim, California, Public Financing Authority, Electric System Distribution Facilities
                            Revenue Bonds, Series A, 5% due 10/01/2031 (e)                                                  3,731

                   2,400    Anaheim, California, Union High School District, GO (Election of 2002), 5% due 8/01/2027 (g)    2,522

                   5,630    Antelope Valley, California, Community College District, GO (Election of 2004), Series A,
                            5% due 8/01/2029 (g)                                                                            5,949

                   1,985    Arcadia, California, Unified School District, GO, Series B, 6.50% due 7/01/2005 (b)(h)          2,038

                   3,675    Bakersfield, California, COP, Refunding (Convention Center Expansion Project), 5.80%
                            due 4/01/2017 (g)                                                                               3,908

                     560    Bay Area Government Association, California, Tax Allocation Revenue Refunding Bonds
                            (California Redevelopment Agency Pool), Series A, 6% due 12/15/2024 (e)                           573

                   3,990    Brentwood, California, Infrastructure Refinancing Authority, Infrastructure Revenue
                            Refunding Bonds, Series A, 5.20% due 9/02/2029 (e)                                              4,214

                            California Community College Financing Authority, Lease Revenue Bonds, Series A (g):
                   3,215       5.95% due 12/01/2022                                                                         3,629
                   1,100       6% due 12/01/2029                                                                            1,238

                            California Educational Facilities Authority Revenue Bonds, Series A:
                  28,000       (Pepperdine University), 5.50% due 8/01/2032 (g)                                            30,057
                   5,000       (University of San Diego), 5.50% due 10/01/2032                                              5,320

                   3,500    California Educational Facilities Authority, Revenue Refunding Bonds (Occidental College),
                            Series A, 5% due 10/01/2036 (g)                                                                 3,689

                  14,655    California Educational Facilities Authority, Student Loan Revenue Bonds (Caledge Loan
                            Program), AMT, 5.55% due 4/01/2028 (a)                                                         15,270

                            California HFA, Home Mortgage Revenue Bonds, VRDN, AMT, Series R (a)(j):
                     400       3.01% due 8/01/2023                                                                            400
                     800       3.01% due 8/01/2032                                                                            800

                   2,750    California Health Facilities Financing Authority Revenue Bonds (Kaiser Permanente),
                            Series A, 5.50% due 6/01/2022 (e)(k)                                                            2,948

                            California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds (Mortgage-Backed
                            Securities Program), AMT (f):
                     875       Series A, 6.35% due 12/01/2029 (c)(d)                                                          877
                     115       Series A-1, 6.90% due 12/01/2024 (c)                                                           120
                     500       Series B, 6.25% due 12/01/2031 (d)                                                             501

                            California State Department of Veteran Affairs, Home Purpose Revenue Refunding Bonds:
                  12,680       Series A, 5.35% due 12/01/2027 (a)                                                          13,314
                   7,500       Series C, 6.15% due 12/01/2027                                                               7,593

                   7,500    California State Department of Water Resources, Power Supply Revenue Bonds, Series A,
                            5.75% due 5/01/2017                                                                             8,410

                            California State, GO:
                     860       6.25% due 10/01/2019 (g)(h)                                                                    872
                   5,950       Various Purpose, 5.50% due 11/01/2033                                                        6,459

                            California State, GO, Refunding:
                   2,025       5% due 2/01/2024                                                                             2,113
                   9,935       DRIVERS, AMT, Series 239, 8.09% due 12/01/2032 (a)(i)                                       10,026
                   3,000       Series BX, 5.50% due 12/01/2031 (e)                                                          3,067

                   4,530    California State Public Works Board, Lease Revenue Bonds (Department of Corrections--Ten
                            Administrative Segregation Housing Units), Series A, 5.25% due 3/01/2020 (a)                    4,863

                  16,675    California State Public Works Board, Lease Revenue Refunding Bonds (Department of
                            Corrections), Series B, 5.625% due 11/01/2016 (g)                                              17,692

                   2,375    California State University and Colleges, Housing System Revenue Refunding Bonds, 5.90%
                            due 11/01/2021 (b)                                                                              2,460

                   1,000    California State University, Sacramento Foundation, Auxiliary Organization Revenue Bonds,
                            Series A, 5.50% due 10/01/2037 (g)                                                              1,102


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                               MuniYield California Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
California (continued)

                $  4,100    California Statewide Communities Development Authority, COP (Kaiser Permanente),
                            5.30% due 12/01/2015 (e)(k)                                                                 $   4,301

                   3,685    California Statewide Communities Development Authority, Health Facility Revenue Bonds
                            (Memorial Health Services), Series A, 6% due 10/01/2023                                         4,184

                   8,155    Calleguas-Las Virgenes, California, Public Financing Authority Revenue Bonds (Calleguas
                            Municipal Water District Project), Series A, 5% due 7/01/2033 (g)                               8,516

                            Capistrano, California, Unified School District, Community Facility District, Special Tax
                            Refunding Bonds (b):
                   5,015       5% due 9/01/2020                                                                             5,445
                   6,000       5% due 9/01/2029                                                                             6,352

                            Ceres, California, Redevelopment Agency, Tax Allocation Bonds (Ceres Redevelopment Project
                            Area Number 1) (g):
                   4,600       5.75% due 11/01/2030                                                                         5,141
                   4,000       5% due 11/01/2033                                                                            4,215

                   6,000    Chaffey, California, Union High School District, GO, Series C, 5.375% due 5/01/2023 (e)         6,666

                   5,910    Chula Vista, California, Elementary School District, COP, 5% due 9/01/2029 (g)                  6,193

                   2,540    Coalinga, California, Redevelopment Agency Tax Allocation Bonds, 5.90% due 9/15/2025 (g)        2,864

                   2,000    Compton, California, Unified School District, GO (Election of 2002), Series B, 5% due
                            6/01/2029 (g)                                                                                   2,106

                   4,135    Contra Costa, California, Water District, Water Revenue Refunding Bonds, Series L, 5%
                            due 10/01/2032 (e)                                                                              4,313

                  12,180    Contra Costa County, California, COP, Refunding (Merrithew Memorial Hospital Project),
                            5.375% due 11/01/2017 (g)                                                                      13,087

                   8,500    Corona, California, COP (Clearwater Cogeneration Project), 5% due 9/01/2028 (g)                 8,858

                   2,000    Coronado, California, Community Development Agency, Tax Allocation Bonds (Coronado Community
                            Development Project), 5.60% due 9/01/2030 (g)                                                   2,204

                   2,500    El Monte, California, City School District, GO, Refunding, Series A, 6.25% due
                            5/01/2010 (e)(h)                                                                                2,834

                            El Monte, California, School District, GO, Series B (b):
                   3,025       5.375% due 5/01/2022                                                                         3,361
                   2,525       5.375% due 5/01/2027                                                                         2,764

                  10,755    Fremont, California, Unified School District, Alameda County, GO, Series A, 5.50% due
                            8/01/2026 (b)                                                                                  11,950

                   4,295    Fresno, California, Joint Powers Financing Authority, Lease Revenue Bonds, Series A,
                            5.75% due 6/01/2026 (e)                                                                         4,766

                   4,390    Glendale, California, Electric Revenue Bonds, 5% due 2/01/2032 (g)                              4,579

                   2,500    La Quinta, California, Financing Authority, Local Agency Revenue Bonds, Series A, 5.25%
                            due 9/01/2024 (a)                                                                               2,721

                   3,800    Las Lomitas, California, School District, GO (Election of 2001), 5.50% due 7/01/2022 (e)        4,272

                   3,050    Little Lake, California, City School District, GO, Refunding, 5.50% due 7/01/2025 (e)           3,429

                  10,260    Lodi, California, Unified School District, GO (Election of 2002), 5% due 8/01/2029 (e)         10,761

                   7,385    Long Beach, California, Bond Finance Authority Revenue Bonds (Redevelopment, Housing
                            and Gas Utility Financings), Series A-1, 5% due 8/01/2035 (a)                                   7,698

                   7,575    Long Beach, California, Harbor Revenue Bonds, RIB, AMT, Series 786-X, 7.47% due 5/15/2024 (i)   8,392

                  10,000    Los Angeles, California, Community Redevelopment Agency, Community Redevelopment Financing
                            Authority Revenue Bonds (Bunker Hill Project), Series A, 5% due 12/01/2027 (e)                 10,513

                            Los Angeles, California, Department of Airports, Airport Revenue Bonds, AMT (b):
                     290       (Los Angeles International Airport), Series D, 5.625% due 5/15/2012                            293
                   2,500       (Ontario International Airport), Series A, 6% due 5/15/2017                                  2,595

                            Los Angeles, California, Harbor Department Revenue Bonds, AMT (g)(i):
                   7,365       RIB, Series 349, 9.17% due 11/01/2026                                                        8,176
                   7,000       Trust Receipts, Class R, Series 7, 9.182% due 11/01/2026                                     7,771

                   3,165    Los Angeles, California, Water and Power Revenue Refunding Bonds (Power System),
                            Series A-A-2, 5.375% due 7/01/2021 (g)                                                          3,430

                   2,000    Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue
                            Refunding Bonds, Proposition C, Second Tier Senior-Series A, 5.25% due 7/01/2030 (b)            2,139

                   2,500    Los Angeles County, California, Public Works Financing Authority, Lease Revenue Refunding
                            Bonds, Series A, 5% due 12/01/2025 (g)                                                          2,652


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                               MuniYield California Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
California (continued)

                            Los Gatos, California, Joint Union High School District, GO (Election of 1998),
                            Series C (e)(h):
                $  1,000       5% due 6/01/2012                                                                         $   1,117
                   5,830       5.375% due 6/01/2012                                                                         6,647

                   3,000    Los Rios, California, Community College District, GO (Election of 2002), Series B,
                            5% due 8/01/2027 (g)                                                                            3,168

                   5,370    Metropolitan Water District of Southern California, Waterworks Revenue Bonds,
                            Series B-1, 5% due 10/01/2033 (b)                                                               5,625

                   2,175    Mount Pleasant, California, Elementary School District, GO, Series B, 6.35% due
                            12/01/2009 (e)(h)                                                                               2,517

                   4,245    Nevada County, California, COP, Refunding, 5.25% due 10/01/2019 (g)                             4,631

                   2,000    New Haven, California, Unified School District, GO, Refunding, 5.75% due 8/01/2020 (e)          2,247

                   2,000    Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M. Harris State
                            Office Building), Series A, 5.50% due 4/01/2014 (a)                                             2,157

                   1,245    Orange County, California, Airport Revenue Refunding Bonds, AMT, 5.625% due 7/01/2012 (g)       1,327

                   6,360    Orange County, California, Public Financing Authority, Lease Revenue Refunding Bonds
                            (Juvenile Justice Center Facility), 5.375% due 6/01/2018 (a)                                    7,063

                  16,920    Orange County, California, Recovery COP, Refunding, Series A, 6% due 7/01/2026 (g)             17,812

                   4,360    Orchard, California, School District, GO, Series A, 6.50% due 8/01/2005 (b)(h)                  4,491

                  10,000    Oxnard, California, Financing Authority, Wastewater Revenue Bonds (Redwood Trunk Sewer and
                            Headworks Projects), Series A, 5.25% due 6/01/2034 (b)                                         10,755

                   9,645    Oxnard, California, Unified High School District, GO, Refunding, Series A, 6.20% due
                            8/01/2030 (g)                                                                                  11,378

                   1,275    Palm Springs, California, Financing Authority, Lease Revenue Refunding Bonds (Convention
                            Center Project), Series A, 5.50% due 11/01/2035 (g)                                             1,420

                   4,640    Palmdale, California, Water District Public Facility Corporation, COP, 5% due 10/01/2029 (b)    4,864

                  10,000    Port of Oakland, California, RITR, AMT, Class R, Series 5, 8.218% due 11/01/2012 (b)(i)        11,807

                   7,500    Port of Oakland, California, Revenue Bonds, AMT, Series K, 5.75% due 11/01/2029 (b)             8,093

                  19,035    Port of Oakland, California, Revenue Refunding Bonds, AMT, Series L, 5.375% due
                            11/01/2027 (b)                                                                                 20,172

                            Rio Hondo, California, Community College District, GO, Series A (g):
                   3,000       5% due 8/01/2026                                                                             3,175
                   3,500       5.25% due 6/01/2029                                                                          3,785

                   3,000    Riverside, California, COP, 5% due 9/01/2028 (a)                                                3,133

                   6,000    Riverside, California, Unified School District, GO (Election of 2001), Series A, 5.25%
                            due 2/01/2023 (b)                                                                               6,529

                   4,500    Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Refunding Bonds
                            (Riverside County Hospital Project), Series B, 5.70% due 6/01/2016 (g)                          5,115

                   5,000    Sacramento, California, Municipal Utility District, Electric Revenue Bonds, Series R, 5%
                            due 8/15/2033 (g)                                                                               5,235

                   2,565    Saddleback Valley, California, Unified School District, GO, 5% due 8/01/2029 (e)                2,703

                   5,000    San Bernardino, California, City Unified School District, GO, Series A, 5% due
                            8/01/2028 (e)(f)                                                                                5,265

                     805    San Bernardino County, California, S/F Home Mortgage Revenue Refunding Bonds, AMT,
                            Series A-1, 6.25% due 12/01/2031 (d)                                                              807

                            San Diego County, California, COP (Salk Institute for Bio Studies) (g):
                   3,570       5.75% due 7/01/2022                                                                          3,990
                   5,200       5.75% due 7/01/2031                                                                          5,789

                   7,350    San Diego County, California, Water Authority, Water Revenue Bonds, COP, Series A,
                            5% due 5/01/2030 (e)                                                                            7,746

                   3,000    San Francisco, California, City and County Airport Commission, International Airport
                            Revenue Bonds, Second Series, Issue 12-B, 5.625% due 5/01/2021 (b)                              3,110

                            San Francisco, California, City and County Airport Commission, International Airport
                            Revenue Refunding Bonds, Second Series 28B (g):
                   3,000       5.25% due 5/01/2023                                                                          3,240
                   6,455       5.25% due 5/01/2024                                                                          6,972

                            San Francisco, California, City and County Airport Commission, International Airport,
                            Special Facilities Lease Revenue Bonds (SFO Fuel Company LLC), AMT, Series A (e):
                   1,000       6.10% due 1/01/2020                                                                          1,084
                     985       6.125% due 1/01/2027                                                                         1,069


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                               MuniYield California Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
California (concluded)

                            San Francisco, California, Community College District, GO, Refunding, Series A (b):
                $  1,735       5.375% due 6/15/2019                                                                     $   1,917
                   1,730       5.375% due 6/15/2020                                                                         1,888
                   1,925       5.375% due 6/15/2021                                                                         2,101

                   4,135    San Jose, California, Airport Revenue Bonds, Series D, 5% due 3/01/2028 (g)                     4,327

                   3,650    San Jose, California, Redevelopment Agency, Tax Allocation Bonds, RIB, AMT, Series 149,
                            8.37% due 8/01/2027 (g)(i)                                                                      4,168

                   4,250    San Juan, California, Unified School District, GO (Election of 2002), 5% due 8/01/2028 (g)      4,461

                   1,000    San Mateo, California, Union High School District, GO, Refunding, 5% due 9/01/2023 (e)          1,069

                   1,700    San Mateo County, California, Community College District, COP, 5% due 10/01/2029 (g)            1,782

                   2,595    Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds (Bayshore North
                            Project), Series A, 5.25% due 6/01/2019 (a)                                                     2,806

                   5,500    Santa Clara, California, Subordinated Electric Revenue Bonds, Series A, 5% due 7/01/2028 (g)    5,770

                   1,100    Santa Clara Valley, California, Water District, Water Utility System Revenue, Series A,
                            5.125% due 6/01/2031 (b)                                                                        1,158

                            Santa Rosa, California, High School District, GO:
                   3,000       5.375% due 8/01/2026 (e)                                                                     3,263
                   2,500       (Election of 2002), 5% due 8/01/2028 (g)                                                     2,624

                   6,750    Shasta, California, Joint Powers Financing Authority, Lease Revenue Bonds (County
                            Administration Building Project), Series A, 5% due 4/01/2033 (g)                                7,018

                   5,000    Southern California Public Power Authority, Power Project Revenue Bonds (Magnolia Power
                            Project), Series A-1, 5% due 7/01/2033 (a)                                                      5,228

                   6,500    South Gate, California, Utilities Authority, Water and Sewer System Project Revenue Bonds,
                            5% due 10/01/2032 (b)                                                                           6,796

                            South Tahoe, California, Joint Powers Financing Authority, Revenue Refunding Bonds
                            (South Tahoe Redevelopment Project Area No. 1), Series A (e):
                   1,645       5% due 10/01/2029                                                                            1,724
                   5,830       5% due 10/01/2034                                                                            6,097

                   1,055    Stockton, California, Public Financing Revenue Refunding Bonds, Series A, 5.875% due
                            9/02/2016 (e)                                                                                   1,072

                            Sweetwater, California, Union High School District, Public Financing Authority, Special
                            Tax Revenue Bonds, Series A (e):
                   3,510       5% due 9/01/2023                                                                             3,749
                   2,565       5% due 9/01/2024                                                                             2,731

                   1,500    Tehachapi, California, COP, Refunding (Installment Sale), 5.75% due 11/01/2016 (e)              1,711

                   6,000    Tracy, California, Community Development Agency, Tax Allocation Refunding Bonds, Series A,
                            5% due 3/01/2034 (a)                                                                            6,236

                   3,000    Turlock, California, Public Finance Authority, Sewer Revenue Bonds, Series A, 5% due
                            9/15/2033 (b)                                                                                   3,142

                            University of California, General Revenue Refunding Bonds, Series A (a):
                   5,000       5% due 5/15/2028                                                                             5,243
                   5,495       5% due 5/15/2036                                                                             5,732

                            University of California Revenue Bonds:
                   8,720       (Multiple Purpose Projects), Series Q, 5% due 9/01/2024 (e)                                  9,201
                   6,110       (Multiple Purpose Projects), Series Q, 5% due 9/01/2033 (e)                                  6,384
                   4,790       Series O, 5.125% due 9/01/2031 (b)                                                           5,015

                   6,130    Vacaville, California, Unified School District, GO (Election of 2001), 5.25% due
                            8/01/2028 (e)                                                                                   6,686

                   3,395    Ventura County, California, Community College District, GO, Refunding, Series A, 5%
                            due 8/01/2027 (g)                                                                               3,568

                   2,550    Vista, California, Unified School District, GO, Series B, 5% due 8/01/2028 (b)                  2,676

                   2,185    Walnut, California, Public Financing Authority, Tax Allocation Revenue Bonds (Walnut
                            Improvement Project), 5.375% due 9/01/2021 (a)                                                  2,379

                   6,690    West Contra Costa, California, Unified School District, GO (Election of 2002), Series B,
                            5% due 8/01/2032 (e)                                                                            6,972


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (concluded)                               MuniYield California Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Puerto Rico--8.4%

                $  8,410    Puerto Rico Commonwealth, Public Improvement, GO, 5.75% due 7/01/2010 (g)(h)                $   9,407

                   1,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series NN, 5.125% due 7/01/2029      1,051

                  10,000    Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 8.21% due 8/01/2012 (e)(i)          12,230

                  20,000    Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                            Series E, 5.75% due 2/01/2007 (h)                                                              21,018

                Total Investments (Cost--$702,003*)--141.8%                                                               742,004
                Other Assets Less Liabilities--2.2%                                                                        11,406
                Preferred Stock, at Redemption Value--(44.0%)                                                           (230,021)
                                                                                                                        ---------
                Net Assets Applicable to Common Stock--100.0%                                                           $ 523,389
                                                                                                                        =========

  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                         (in Thousands)

    Aggregate cost                                       $      701,977
                                                         ==============
    Gross unrealized appreciation                        $       40,157
    Gross unrealized depreciation                                 (130)
                                                         --------------
    Net unrealized appreciation                          $       40,027
                                                         ==============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FHLMC Collateralized.

(d) FNMA Collateralized.

(e) FSA Insured.

(f) GNMA Collateralized.

(g) MBIA Insured.

(h) Prerefunded.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(k) Escrowed to maturity.

    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                         (in Thousands)

                                            Net               Dividend
    Affiliate                             Activity             Income

    CMA California Municipal
       Money Fund                           (33)                 $8

    See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments                                                            MuniYield Florida Fund          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
District of Columbia--0.5%

                $  1,000    Metropolitan Washington Airports Authority, D.C., Airport System Revenue Bonds, AMT,
                            Series A, 5.25% due 10/01/2032 (c)                                                          $   1,042

Florida--126.2%

                   2,100    Alachua County, Florida, School Board, COP, 5.25% due 7/01/2029 (a)                             2,266

                   2,000    Beacon Tradeport Community Development District, Florida, Special Assessment Revenue
                            Refunding Bonds (Commercial Project), Series A, 5.625% due 5/01/2032 (k)                        2,175

                   2,870    Broward County, Florida, Airport System Revenue Bonds, AMT, Series I, 5.75% due
                            10/01/2018 (a)                                                                                  3,193

                   1,000    Broward County, Florida, Educational Facilities Authority Revenue Bonds (Nova Southeastern
                            University), Series B, 5.625% due 4/01/2034                                                     1,046

                            Citrus County, Florida, Hospital Board Revenue Refunding Bonds (Citrus Memorial Hospital):
                   2,460       6.25% due 8/15/2023                                                                          2,673
                   2,850       6.375% due 8/15/2032                                                                         3,085

                   3,160    Collier County, Florida, IDA, IDR, Refunding (Southern States Utilities), AMT, 6.50% due
                            10/01/2025                                                                                      3,270

                   2,040    Duval County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, 5.40% due
                            10/01/2021 (d)(i)                                                                               2,123

                   8,830    Escambia County, Florida, Health Facilities Authority, Health Facility Revenue Bonds
                            (Florida Health Care Facility Loan), 5.95% due 7/01/2020 (a)                                    8,945

                     690    Florida Housing Finance Corporation, Homeowner Mortgage Revenue Refunding Bonds, AMT,
                            Series 4, 6.25% due 7/01/2022 (e)                                                                 709

                            Florida Municipal Loan Council Revenue Bonds (b):
                   1,580       Series A-1, 5.125% due 7/01/2034                                                             1,669
                   4,250       Series B, 5.375% due 11/01/2030                                                              4,589

                   1,220    Florida State Board of Education, Capital Outlay, GO, Series A, 6% due 1/01/2014                1,376

                   1,000    Florida State Board of Education, Lottery Revenue Bonds, Series A, 6% due 7/01/2014 (c)         1,134

                   1,000    Florida State Governmental Utility Authority, Utility Revenue Bonds (Lehigh Utility
                            System), 5.125% due 10/01/2033 (a)                                                              1,056

                   1,075    Gainesville, Florida, Utilities System Revenue Bonds, Series A, 5.25% due 10/01/2022            1,185

                   5,900    Highlands County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Adventist
                            Health System), Series A, 6% due 11/15/2031                                                     6,385

                   5,000    Hillsborough County, Florida, Court Facilities Revenue Bonds, 5.40% due 5/01/2030 (a)           5,278

                            Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum), AMT:
                   2,500       Series A, 7.125% due 4/01/2030                                                               2,809
                   3,750       Series B, 7.125% due 4/01/2030                                                               4,214

                   1,000    Hillsborough County, Florida, IDA, Hospital Revenue Bonds (H. Lee Moffitt Cancer Center
                            Project), Series C, 5.50% due 7/01/2032                                                         1,030

                   1,500    Hillsborough County, Florida, School Board, COP, 5% due 7/01/2029 (b)                           1,572

                   4,000    Hillsborough County, Florida, School District, Sales Tax Revenue Refunding Bonds, 5.375%
                            due 10/01/2011 (a)(f)                                                                           4,474

                   8,240    Jacksonville Electric Authority, Florida, Electric System Revenue Bonds, Series 3-A,
                            5.375% due 10/01/2007 (f)(l)                                                                    8,714

                  14,800    Jacksonville Electric Authority, Florida, Water and Sewer System Revenue Bonds, Series C,
                            5.25% due 10/01/2037 (b)                                                                       15,183

                   1,000    Jacksonville, Florida, Economic Development Commission, Health Care Facilities Revenue
                            Bonds (Mayo Clinic--Jacksonville), Series A, 5.50% due 11/15/2036 (b)                           1,101

                   1,140    Jacksonville, Florida, Economic Development Commission, IDR (Metropolitan Parking
                            Solutions Project), 5.50% due 10/01/2030 (g)                                                    1,190

                   1,500    Jacksonville, Florida, Excise Taxes Revenue Bonds, Series B, 5.125% due 10/01/2032 (c)          1,576

                   2,315    Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds,
                            5.25% due 10/01/2032 (c)                                                                        2,480


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                                MuniYield Florida Fund          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Florida (continued)

                $  3,500    Lakeland, Florida, Hospital System Revenue Bonds (Lakeland Regional Health System),
                            Series A, 5.50% due 11/15/2026 (b)                                                          $   3,777

                   2,075    Lee County, Florida, Capital Revenue Bonds, 5.25% due 10/01/2023 (a)                            2,277

                      80    Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT,
                            Series A-1, 7.125% due 3/01/2028 (d)(i)                                                            81

                     215    Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT,
                            Series B, 7.30% due 1/01/2028 (d)(j)                                                              216

                     345    Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Sub-Series 2, 7.75%
                            due 5/01/2026 (d)(j)                                                                              351

                     390    Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Sub-Series 1,
                            6.25% due 11/01/2028 (d)                                                                          395

                            Martin County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Martin
                            Memorial Medical Center), Series A:
                   1,350       5.75% due 11/15/2022                                                                         1,434
                   3,535       5.875% due 11/15/2032                                                                        3,725

                   3,000    Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due 9/01/2025 (a)                    3,332

                            Miami-Dade County, Florida, Aviation Revenue Bonds, AMT:
                   4,300       (Miami International Airport), Series A, 6% due 10/01/2029 (c)                               4,773
                   1,520       (Miami International Airport), Series A, 5% due 10/01/2030 (c)                               1,561
                   7,500       (Miami International Airport), Series B, 5% due 10/01/2037 (c)                               7,800
                   3,730       Series A, 5% due 10/01/2033 (e)                                                              3,809

                   1,750    Miami-Dade County, Florida, Educational Facilities Authority Revenue Bonds (University
                            of Miami), Series A, 5.75% due 4/01/2029 (a)                                                    1,931

                            Miami-Dade County, Florida, Expressway Authority, Toll System Revenue Bonds (c):
                   8,000       DRIVERS, Series 160, 6.375% due 7/01/2010 (f)(n)                                            10,489
                   3,750       Series B, 5% due 7/01/2033                                                                   3,930

                     585    Miami-Dade County, Florida, HFA, Home Ownership Mortgage Revenue Refunding Bonds, AMT,
                            Series A-1, 6.30% due 10/01/2020 (d)(i)                                                           611

                   3,300    Miami-Dade County, Florida, Health Facilities Authority, Hospital Revenue Refunding
                            Bonds, DRIVERS, Series 208, 7.94% due 8/15/2017 (a)(n)                                          3,998

                   3,200    Miami-Dade County, Florida, School Board COP, Series A, 5.50% due 10/01/2009 (e)(f)             3,522

                   2,800    Miami-Dade County, Florida, Solid Waste System Revenue Bonds, 5.25% due 10/01/2030 (b)          3,039

                   1,140    Northern Palm Beach County Improvement District, Florida, Water Control and Improvement,
                            Revenue Refunding Bonds (Unit of Development No. 9B), 5% due 8/01/2029 (b)                      1,213

                            Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds:
                   1,750       (Adventist Health System), 6.25% due 11/15/2024                                              1,950
                   5,140       (Orlando Regional Healthcare), 6% due 12/01/2028                                             5,596

                  10,500    Orange County, Florida, School Board, COP, Series A, 5.25% due 8/01/2023 (b)                   11,238

                   8,615    Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50% due 10/01/2032 (a)        9,444

                            Orlando and Orange County, Florida, Expressway Authority Revenue Bonds, Series B (a):
                   3,000       5% due 7/01/2030                                                                             3,141
                   7,335       5% due 7/01/2035                                                                             7,660

                   1,000    Orlando, Florida, Utilities Commission, Water and Electric Revenue Refunding Bonds,
                            Series C, 5.25% due 10/01/2023                                                                  1,087

                   1,955    Osceola County, Florida, School Board, COP, Series A, 5.25% due 6/01/2027 (a)                   2,099

                   1,760    Osceola County, Florida, Tourist Development Tax Revenue Bonds, Series A, 5.50% due
                            10/01/2027 (c)                                                                                  1,940

                   3,390    Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20% due
                            6/01/2015 (c)                                                                                   4,372

                     190    Palm Beach County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series A,
                            6.80% due 10/01/2027 (d)(i)                                                                       194


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                                MuniYield Florida Fund          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Florida (concluded)

                $  1,260    Palm Beach County, Florida, Public Improvement Revenue Bonds (Convention Center Project),
                            5.625% due 11/01/2011 (c)(f)                                                                $   1,429

                   6,000    Palm Beach County, Florida, School Board COP, Series A, 6.25% due 8/01/2010 (c)(f)              6,947

                            Pinellas County, Florida, HFA, S/F Housing Revenue Refunding Bonds (Multi-County Program),
                            AMT, Series A-1 (d)(i):
                     625       6.30% due 9/01/2020                                                                            630
                     960       6.35% due 9/01/2025                                                                            968

                   3,000    Pinellas County, Florida, Health Facilities Authority Revenue Bonds (BayCare Health
                            System Inc.), 5.75% due 11/15/2029                                                              3,234

                     600    Pinellas County, Florida, Health Facilities Authority, Revenue Refunding Bonds (Pooled
                            Hospital Loan Program), DATES, 2.98% due 12/01/2015 (a)(m)                                        600

                   4,385    Polk County, Florida, School Board COP, Master Lease, Series A, 5.50% due 1/01/2025 (e)         4,779

                   1,200    Port Everglades Authority, Florida, Port Revenue Bonds, 7.125% due 11/01/2016 (h)               1,474

                   1,215    Port St. Lucie, Florida, Utility Revenue Bonds, 5.25% due 9/01/2025 (b)                         1,322

                            Saint Johns County, Florida, Sales Tax Revenue Bonds, GO (a):
                   1,200       Series A, 5.25% due 10/01/2034                                                               1,294
                   1,015       Series B, 5.25% due 10/01/2032                                                               1,095

                   4,250    South Broward, Florida, Hospital District Revenue Bonds, DRIVERS, Series 337, 7.945%
                            due 5/01/2032 (b)(n)                                                                            5,073

                            South Lake County, Florida, Hospital District Revenue Bonds (South Lake Hospital Inc.):
                   1,000       5.80% due 10/01/2034                                                                         1,042
                   1,150       6.375% due 10/01/2034                                                                        1,221

                   5,000    Tampa Bay, Florida, Water Utility System Revenue Bonds, 5.75% due 10/01/2011 (c)(f)             5,701

                   3,235    University of Central Florida (UCF) Athletics Association Inc., COP, Series A, 5.25%
                            due 10/01/2034 (c)                                                                              3,463

                            Village Center Community Development District, Florida, Recreational Revenue Bonds,
                            Series A (b):
                   1,995       5.375% due 11/01/2034                                                                        2,184
                   1,000       5.125% due 11/01/2036                                                                        1,063

                   5,040    Village Center Community Development District, Florida, Utility Revenue Bonds, 5.125%
                            due 10/01/2028 (b)                                                                              5,351

                   5,000    Volusia County, Florida, School Board, COP (Master Lease Program), 5.50% due 8/01/2024 (e)      5,421


Nevada--1.2%

                   2,505    Clark County, Nevada, IDR (Southwest Gas Corporation Project), Refunding, AMT, Series B,
                            5% due 12/01/2033 (c)                                                                           2,558


New Jersey--3.5%

                            New Jersey EDA, Cigarette Tax Revenue Bonds:
                   3,500       5.50% due 6/15/2024                                                                          3,703
                   1,735       5.75% due 6/15/2029                                                                          1,860
                     505       5.50% due 6/15/2031                                                                            527

                   1,000    Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds, 7% due 6/01/2041          1,081


Tennessee--0.4%

                            Sevier County, Tennessee, Public Building Authority Revenue Bonds, Local Government Public
                            Improvement IV, VRDN (m):
                     300       Series B-6, 3.01% due 6/01/2020 (e)                                                            300
                     500       Series E-5, 3.01% due 6/01/2020 (a)                                                            500


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (concluded)                                                MuniYield Florida Fund          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Puerto Rico--8.3%

                $  8,000    Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation Revenue
                            Refunding Bonds, Series D, 5.75% due 7/01/2041                                              $   8,934

                   2,000    Puerto Rico Public Buildings Authority, Government Facilities, Revenue Refunding Bonds,
                            Series I, 5% due 7/01/2036                                                                      2,073

                            Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                            Series E:
                   1,715       5.70% due 2/01/2010 (f)                                                                      1,910
                   4,025       5.50% due 8/01/2029                                                                          4,313

                Total Investments (Cost--$272,130*)--140.1%                                                               290,577
                Other Assets Less Liabilities--5.7%                                                                        11,813
                Preferred Shares, at Redemption Value--(45.8%)                                                           (95,000)
                                                                                                                        ---------
                Net Assets Applicable to Common Shares--100.0%                                                          $ 207,390
                                                                                                                        =========

  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                         (in Thousands)

    Aggregate cost                                       $      272,034
                                                         ==============
    Gross unrealized appreciation                        $       19,035
    Gross unrealized depreciation                                 (492)
                                                         --------------
    Net unrealized appreciation                          $       18,543
                                                         ==============

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) GNMA Collateralized.

(e) FSA Insured.

(f) Prerefunded.

(g) ACA Insured.

(h) Escrowed to maturity.

(i) FNMA Collateralized.

(j) FHLMC Collateralized.

(k) Radian Insured.

(l) XL Capital Insured.

(m) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(n) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                         (in Thousands)

                                            Net               Dividend
    Affiliate                             Activity             Income

    Merrill Lynch Institutional
       Tax-Exempt Fund                    (7,630)               $10


    Forward interest rate swaps outstanding as of April 30, 2005 were as follows:

                                                         (in Thousands)

                                                          Unrealized
                                          Notional       Appreciation
                                           Amount       (Depreciation)

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.567%

    Broker, JPMorgan Chase Bank
    Expires May 2015                     $23,300           $    30

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.891%

    Broker, JPMorgan Chase Bank
    Expires July 2015                    $11,400             (249)
                                                           -------
    Total                                                  $ (219)
                                                           =======

    See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments                                          MuniYield Michigan Insured Fund II, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Michigan--145.5%

                $  2,400    Adrian, Michigan, City School District, GO, 5% due 5/01/2034 (d)                            $   2,513

                            Anchor Bay, Michigan, School District, GO (School Building and Site) (c)(f):
                   4,250       Series I, 6% due 5/01/2009                                                                   4,717
                   3,165       Series II, 5.75% due 5/01/2010                                                               3,547

                            Bullock Creek, Michigan, School District, GO (e):
                      50       5.50% due 5/01/2010 (f)                                                                         56
                   2,100       5.50% due 5/01/2026                                                                          2,264

                   2,175    Carman-Ainsworth, Michigan, Community School, GO, 5.50% due 5/01/2018 (c)                       2,415

                   1,000    Central Montcalm, Michigan, Public Schools, GO, 5.75% due 5/01/2009 (e)(f)                      1,101

                   3,850    Charlotte, Michigan, Public School District, GO, 5.375% due 5/01/2009 (c)(f)                    4,092

                   2,420    Delta County, Michigan, Economic Development Corporation, Environmental Improvement Revenue
                            Refunding Bonds (Mead Westvaco--Escanaba), Series A, 6.25% due 4/15/2012 (f)                    2,715

                            Detroit, Michigan, City School District (School Building and Site Improvement), GO,
                            Series A (c):
                   1,480       5.375% due 5/01/2024                                                                         1,635
                   2,000       5% due 5/01/2032                                                                             2,082

                   1,000    Detroit, Michigan, Sewer Disposal Revenue Bonds, Senior Lien, VRDN, Series A, 3% due
                            7/01/2033 (d)(i)                                                                                1,000

                            Detroit, Michigan, Water Supply System Revenue Bonds:
                   1,000       DRIVERS, Series 200, 8.19% due 7/01/2011 (c)(f)(g)                                           1,281
                   4,600       Senior Lien, Series A, 5% due 7/01/2034 (e)                                                  4,791
                   2,000       Series B, 5.25% due 7/01/2032 (e)                                                            2,133
                   4,400       Series B, 5% due 7/01/2034 (e)                                                               4,582

                   2,500    Dickinson County, Michigan, Economic Development Corporation, Environmental Improvement
                            Revenue Refunding Bonds (International Paper Company Project), Series A, 5.75% due
                            6/01/2016                                                                                       2,688

                   2,170    Dickinson County, Michigan, Healthcare System, Hospital Revenue Refunding Bonds, 5.80%
                            due 11/01/2024 (h)                                                                              2,289

                            East Grand Rapids, Michigan, Public School District, GO (d)(f):
                   1,610       5.75% due 5/01/2009                                                                          1,772
                   6,300       6% due 5/01/2009                                                                             6,992

                   1,300    East Lansing, Michigan, School District, GO, Refunding, Series B, 5% due 5/01/2030 (e)          1,370

                            Eaton Rapids, Michigan, Public Schools, School Building and Site, GO (d):
                   2,000       5.25% due 5/01/2023                                                                          2,171
                   1,000       5% due 5/01/2026                                                                             1,053
                   1,250       5% due 5/01/2029                                                                             1,312

                            Flint, Michigan, Hospital Building Authority, Revenue Refunding Bonds (Hurley Medical
                            Center), Series A (h):
                     385       5.375% due 7/01/2020                                                                           397
                     775       6% due 7/01/2020                                                                               846

                   1,800    Fowlerville, Michigan, Community Schools, School District, GO, 5% due 5/01/2030 (c)             1,889

                   3,650    Gibraltar, Michigan, School District, School Building and Site, GO, 5% due 5/01/2028 (c)        3,839

                            Grand Blanc, Michigan, Community Schools, GO (c):
                   1,000       5.625% due 5/01/2017                                                                         1,120
                   1,000       5.625% due 5/01/2018                                                                         1,119
                   1,100       5.625% due 5/01/2019                                                                         1,231

                   1,660    Grand Rapids, Michigan, Building Authority Revenue Bonds, Series A, 5.50% due
                            10/1/2012 (a)(f)                                                                                1,852

                   1,500    Grand Rapids, Michigan, Sanitation Sewer System, Revenue Refunding and Improvement
                            Bonds, Series A, 5.50% due 1/01/2022 (c)                                                        1,746


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                              MuniYield Michigan Insured Fund II, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Michigan (continued)

                $    225    Harper Woods, Michigan, City School District, School Building and Site, GO, Refunding,
                            5% due 5/01/2034 (c)                                                                        $     236

                   7,425    Hartland, Michigan, Consolidated School District, GO, 6% due 5/01/2010 (c)(f)                   8,407

                   1,275    Haslett, Michigan, Public School District, Building and Site, GO, 5.625% due 5/01/2018 (e)      1,425

                   2,000    Howell, Michigan, Public Schools, GO, 5.875% due 5/01/2009 (e)(f)                               2,210

                   2,660    Hudsonville, Michigan, Public Schools, School Building and Site, GO, 5% due 5/01/2029 (d)       2,792

                   3,975    Jackson, Michigan, Public Schools, GO, 5.375% due 5/01/2010 (c)(f)                              4,386

                   7,550    Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue Refunding
                            Bonds (Bronson Methodist Hospital), 5.50% due 5/15/2028 (e)                                     8,027

                   3,000    Kent, Michigan, Hospital Finance Authority, Revenue Bonds (Spectrum Health), Series A,
                            5.50% due 1/15/2031 (e)                                                                         3,226

                   1,440    Ludington, Michigan, Area School District, GO, 5.25% due 5/01/2023 (e)                          1,582

                   1,455    Mayville, Michigan, Community Schools, School Building and Site, GO, 5% due 5/01/2034 (c)       1,527

                   1,125    Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds
                            (Hillsdale College Project), 5% due 3/01/2035                                                   1,156

                   1,000    Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding
                            Bonds (Hope College), Series A, 5.90% due 4/01/2032                                             1,062

                            Michigan Higher Education Facilities Authority, Revenue Refunding Bonds (College for
                            Creative Studies):
                     550       5.85% due 12/01/2022                                                                           569
                   1,000       5.90% due 12/01/2027                                                                         1,029

                   3,000    Michigan Higher Education Student Loan Authority, Student Loan Revenue Bonds, AMT,
                            Series XVII-B, 5.40% due 6/01/2018 (a)                                                          3,115

                            Michigan State Building Authority Revenue Bonds:
                   1,185       (Facilities Program), Series II, 4.67%** due 10/15/2009 (a)(b)                               1,019
                   1,675       (Facilities Program), Series II, 4.77%** due 10/15/2010 (a)(b)                               1,381
                   2,675       GO, RIB, Series 481, 7.74% due 4/15/2009 (e)(g)                                              3,268

                            Michigan State Building Authority, Revenue Refunding Bonds:
                   2,000       (Facilities Program), Series II, 5% due 10/15/2029 (e)                                       2,096
                   3,500       RIB, Series 517X, 7.74% due 10/15/2010 (d)(g)                                                4,326

                            Michigan State, COP:
                   3,870       5.50% due 6/01/2027 (a)                                                                      4,175
                   5,380       RIB, Series 530, 8.21% due 9/01/2011 (e)(g)                                                  6,732

                   1,500    Michigan State Comprehensive Transportation, Revenue Refunding Bonds, Series A, 5.50%
                            due 11/01/2018 (d)                                                                              1,665

                     635    Michigan State, HDA, Rental Housing Revenue Bonds, AMT, Series A, 5.30% due 10/01/2037 (e)        650

                     655    Michigan State, HDA, Revenue Refunding Bonds, AMT, Series B, 5.50% due 6/01/2030 (e)              680

                   1,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Mid-Michigan Obligation
                            Group), Series A, 5.50% due 4/15/2018 (a)                                                       1,089

                            Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds:
                   1,300       (Crittenton Hospital), Series A, 5.625% due 3/01/2027                                        1,387
                   1,250       (Sparrow Obligation Group), 5.625% due 11/15/2031                                            1,319

                   2,000    Michigan State Hospital Finance Authority, Revenue Bonds (Mercy Health Services),
                            Series R, 5.375% due 8/15/2026 (a)(b)                                                           2,065


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                              MuniYield Michigan Insured Fund II, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Michigan (concluded)

                            Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                $  5,125       5% due 11/15/2036                                                                        $   5,336
                   8,000       (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (e)(f)                            9,063
                   2,500       (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (f)                               2,832
                   3,760       (Ascension Health Credit), Series A, 6.25% due 11/15/2009 (e)(f)                             4,279
                   3,215       (Mercy Health Services), Series X, 6% due 8/15/2014 (e)                                      3,568
                   1,000       (Mercy-Mount Clemens), Series A, 6% due 5/15/2014 (e)                                        1,106
                   2,000       (Mercy-Mount Clemens), Series A, 5.75% due 5/15/2029 (e)                                     2,163
                   1,250       (Mid-Michigan Obligation Group), Series A, 5.375% due 6/01/2027 (d)                          1,328
                   5,500       (Trinity Health), Series A, 6% due 12/01/2027 (a)                                            6,178
                   1,000       (Trinity Health Credit), Series C, 5.375% due 12/01/2023                                     1,059
                   3,450       (Trinity Health Credit), Series C, 5.375% due 12/01/2030                                     3,624

                            Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds:
                   8,000       (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (e)                             8,476
                   2,000       (Detroit Edison Company Fund--Pollution), Series AA, 6.95% due 5/01/2011 (c)                 2,375
                   3,200       (Detroit Edison Pollution Control), Series C, 5.45% due 9/01/2029                            3,357
                   1,375       (Dow Chemical Company Project), AMT, 5.50% due 12/01/2028                                    1,485
                   5,000       RIB, Series 382, 9.49% due 9/01/2025 (e)(g)                                                  5,311

                   6,500    Monroe County, Michigan, Economic Development Corp., Limited Obligation Revenue Refunding
                            Bonds (Detroit Edison Co. Project), Series AA, 6.95% due 9/01/2022 (c)                          8,631

                   1,000    Plainwell, Michigan, Community Schools, School District, School Building and Site, GO,
                            5.50% due 5/01/2018 (d)                                                                         1,117

                   1,000    Pontiac, Michigan, Tax Increment Finance Authority, Revenue Refunding Bonds (Development
                            Area Number 3), 5.375% due 6/01/2017 (h)                                                        1,060

                   1,000    Reed, Michigan, City Public Schools, School Building and Site, GO, 5% due 5/01/2026 (d)         1,053

                   1,900    Rochester, Michigan, Community School District, GO, Series II, 5.50% due 5/01/2018 (e)          2,110

                   1,500    Romulus, Michigan, Community Schools, GO, 5.75% due 5/01/2009 (c)(f)                            1,651

                            Saginaw Valley State University, Michigan, General Revenue Refunding Bonds (c):
                   1,450       5% due 7/01/2024                                                                             1,538
                   1,000       5% due 7/01/2034                                                                             1,048

                   6,500    Saint Clair County, Michigan, Economic Revenue Refunding Bonds (Detroit Edison Company),
                            RIB, Series 282, 9.49% due 8/01/2024 (a)(g)                                                     8,019

                   2,650    South Lyon, Michigan, Community Schools, GO, Series A, 5.75% due 5/01/2010 (e)(f)               2,970

                            Southfield, Michigan, Public Schools, School Building and Site, GO, Series B (d):
                   1,950       5.25% due 5/01/2027                                                                          2,105
                   1,000       5% due 5/01/2029                                                                             1,049

                   1,000    Sparta, Michigan, Area Schools, School Building and Site, GO, 5% due 5/01/2030 (c)              1,049

                   2,015    Sturgis, Michigan, Public School District, GO, Refunding, 5% due 5/01/2030 (c)                  2,123

                   1,000    Tecumseh, Michigan, Public Schools, GO, Refunding, 5.125% due 5/01/2030 (c)                     1,066

                   6,500    Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit Metropolitan Wayne County),
                            AMT, Series A, 5.375% due 12/01/2015 (e)                                                        6,912

                   1,180    Wayne Charter County, Michigan, Detroit Metropolitan Airport, GO, Airport Hotel, Series A,
                            5% due 12/01/2030 (e)                                                                           1,227

                            Wayne County, Michigan, Airport Authority, Revenue Bonds (Detroit Metropolitan Wayne County
                            Airport), AMT (e):
                   4,475       5.25% due 12/01/2025                                                                         4,759
                   3,700       5.25% due 12/01/2026                                                                         3,919

                   1,330    Zeeland, Michigan, Public Schools, School Building and Site, GO, 5% due 5/01/2029 (e)           1,396


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (concluded)                              MuniYield Michigan Insured Fund II, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Puerto Rico--1.6%

                $  2,270    Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts,
                            Class R, Series 16 HH, 8.193% due 7/01/2013 (d)(g)                                          $   2,847

                Total Investments (Cost--$244,314*)--147.1%                                                               266,400
                Other Assets Less Liabilities--2.1%                                                                         3,779
                Preferred Stock, at Redemption Value--(49.2%)                                                            (89,027)
                                                                                                                        ---------
                Net Assets Applicable to Common Stock--100.0%                                                           $ 181,152
                                                                                                                        =========

  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                         (in Thousands)

    Aggregate cost                                       $      244,139
                                                         ==============
    Gross unrealized appreciation                        $       22,478
    Gross unrealized depreciation                                 (217)
                                                         --------------
    Net unrealized appreciation                          $       22,261
                                                         ==============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Prerefunded.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) ACA Insured.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                         (in Thousands)

                                            Net               Dividend
    Affiliate                             Activity             Income

    CMA Michigan Municipal
       Money Fund                         (4,166)               $11

    Forward interest rate swaps outstanding as of April 30, 2005 were as follows:

                                                         (in Thousands)

                                          Notional        Unrealized
                                           Amount        Depreciation

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate
    and pay a fixed rate equal to
    3.702%

    Broker, JPMorgan Chase Bank
    Expires July 2015                     $13,500            $(87)


    See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments                                             MuniYield New York Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
New York--131.4%

                $ 23,790    Albany County, New York, Airport Authority, Airport Revenue Bonds, AMT, 6% due
                            12/15/2023 (c)                                                                              $  25,829

                   8,200    Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge System Revenue
                            Bonds, 5.75% due 1/01/2025 (d)                                                                  8,300

                            Buffalo, New York, School, GO, Series D (b):
                   1,250       5.50% due 12/15/2014                                                                         1,399
                   1,500       5.50% due 12/15/2016                                                                         1,686

                   4,300    Buffalo, New York, Sewer Authority, Revenue Refunding Bonds, Series F, 6% due 7/01/2013 (b)     5,055

                   1,700    Dutchess County, New York, Resource Recovery Agency Revenue Bonds (Solid Waste
                            System--Forward), Series A, 5.40% due 1/01/2013 (d)                                             1,882

                            Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo Project) (c):
                   1,900       5.75% due 5/01/2020                                                                          2,130
                   5,250       5.75% due 5/01/2024                                                                          5,786

                            Huntington, New York, GO, Refunding (a):
                     485       5.50% due 4/15/2011                                                                            544
                     460       5.50% due 4/15/2012                                                                            523
                     455       5.50% due 4/15/2013                                                                            518
                     450       5.50% due 4/15/2014                                                                            515
                     450       5.50% due 4/15/2015                                                                            516

                   1,675    Ilion, New York, Central School District, GO, Series B, 5.50% due 6/15/2010 (b)(e)              1,882

                            Long Island Power Authority, New York, Electric System Revenue Bonds, Series A (a):
                   7,000       5% due 9/01/2029                                                                             7,379
                   8,500       5% due 9/01/2034                                                                             8,920

                   2,000    Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds,
                            Series A, 5.75% due 1/01/2008 (d)(e)                                                            2,178

                  10,000    Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Refunding
                            Bonds, Series B, 4.875% due 7/01/2018 (b)(h)                                                   10,459

                            Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds,
                            Series A:
                   7,280       5% due 11/15/2011 (b)(e)                                                                     8,001
                   1,015       5% due 11/15/2032 (c)                                                                        1,058

                  10,000    Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Revenue Refunding
                            Bonds, Series A, 5% due 11/15/2030 (d)                                                         10,434

                            Metropolitan Transportation Authority, New York, Revenue Bonds, Series A:
                   2,715       5% due 11/15/2033 (a)                                                                        2,863
                   2,500       4.50% due 11/15/2034 (a)                                                                     2,484
                   2,150       4.50% due 11/15/2035 (d)                                                                     2,136

                            Metropolitan Transportation Authority, New York, Revenue Refunding Bonds:
                  28,900       RIB, Series 724X, 8.26% due 11/15/2032 (c)(g)                                               36,313
                   2,500       Series A, 5.50% due 11/15/2018 (a)                                                           2,803
                   1,740       Series A, 5.125% due 11/15/2022 (b)                                                          1,876
                   2,500       Series A, 5.25% due 11/15/2031 (b)                                                           2,683
                   1,500       Series B, 5% due 11/15/2028 (d)                                                              1,578

                   2,000    Metropolitan Transportation Authority, New York, Service Contract Revenue Refunding
                            Bonds, Series A, 5% due 7/01/2025 (b)                                                           2,107


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                 MuniYield New York Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
New York (continued)

                            Metropolitan Transportation Authority, New York, Transit Facilities Revenue Refunding
                            Bonds, Series C (c)(e):
                $  2,885       5.125% due 1/01/2012                                                                     $   3,193
                   1,640       5.125% due 7/01/2012                                                                         1,822

                   2,500    Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series A,
                            5% due 11/15/2032 (b)                                                                           2,617

                            Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds,
                            Series F (d):
                   6,235       5.25% due 11/15/2027                                                                         6,736
                   5,000       5% due 11/15/2031                                                                            5,210

                            Monroe County, New York, IDA, Revenue Bonds (Southview Towers Project), AMT:
                   1,400       6.125% due 2/01/2020                                                                         1,537
                   1,125       6.25% due 2/01/2031                                                                          1,235

                   1,410    Montgomery County, New York, IDA, Lease Revenue Bonds (Hamilton Fulton Montgomery
                            Board of Cooperative Educational Services Project), Series A, 5% due 7/01/2034 (l)              1,470

                  12,130    Nassau Health Care Corporation, New York, Health System Revenue Bonds, 5.75% due
                            8/01/2009 (c)(e)(m)                                                                            13,672

                     455    New York City, New York, City Health and Hospital Corporation, Health System Revenue
                            Bonds, Series A, 5.375% due 2/15/2026                                                             473

                   1,275    New York City, New York, City IDA, Civic Facility Revenue Refunding Bonds
                            (Nightingale--Bamford School), 5.25% due 1/15/2018 (a)                                          1,397

                  13,175    New York City, New York, City IDA, IDR (Japan Airlines Company), AMT, 6% due 11/01/2015 (c)    13,591

                   7,970    New York City, New York, City IDA, Parking Facility Revenue Bonds (Royal Charter--New York
                            Presbyterian), 5.75% due 12/15/2029 (c)                                                         9,052

                  14,970    New York City, New York, City IDA, Special Facilities Revenue Bonds (Terminal One Group),
                            AMT, 6.125% due 1/01/2024 (d)                                                                  15,194

                     500    New York City, New York, City Municipal Water Finance Authority, Water and Sewer System,
                            Crossover Revenue Refunding Bonds, Series F, 5% due 6/15/2029 (c)                                 519

                            New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                            Revenue Bonds:
                  12,500       RIB, Series 726X, 8.26% due 6/15/2027 (d)(g)                                                15,752
                   2,850       Series A, 5.75% due 6/15/2009 (b)(e)                                                         3,184
                   4,085       Series B, 5.75% due 6/15/2006 (d)(e)                                                         4,264
                  17,200       Series B, 5.75% due 6/15/2007 (d)(e)                                                        18,385

                            New York City, New York, City Municipal Water Finance Authority, Water and Sewer System,
                            Revenue Refunding Bonds:
                   5,000       5.50% due 6/15/2033 (d)                                                                      5,441
                   1,250       Series A, 5.125% due 6/15/2034 (d)                                                           1,308
                   7,015       Series B, 5.75% due 6/15/2026 (d)                                                            7,321
                   3,000       VRDN, Series A, 2.98% due 6/15/2025 (b)(f)                                                   3,000

                   1,020    New York City, New York, City Transit Authority, Metropolitan Transportation Authority,
                            Triborough, COP, Series A, 5.625% due 1/01/2012 (a)                                             1,134

                   3,000    New York City, New York, City Transitional Finance Authority, Future Tax Secured,
                            Revenue Refunding Bonds, Series D, 5.25% due 2/01/2021 (d)                                      3,285


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                 MuniYield New York Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
New York (continued)

                            New York City, New York, City Transitional Finance Authority Revenue Bonds, Future
                            Tax Secured:
                $  6,805       Series B, 6.25% due 5/15/2010 (b)(e)                                                     $   7,883
                     800       Series B, 6.25% due 5/15/2010 (e)                                                              928
                   3,160       Series C, 5.50% due 5/01/2025                                                                3,395
                  16,195       Series C, 5% due 2/01/2033 (b)                                                              16,942
                   2,500       Series E, 5.25% due 2/01/2022 (d)                                                            2,738

                   1,000    New York City, New York, City Transitional Finance Authority, Revenue Refunding Bonds,
                            Series A, 5% due 11/15/2026 (b)                                                                 1,047

                            New York City, New York, GO:
                  11,043       RIB, Series 725X, 8.26% due 3/15/2027 (c)(g)                                                13,626
                     645       Series A, 5.75% due 5/15/2010 (b)(e)                                                           732
                   2,355       Series A, 5.75% due 5/15/2024 (b)                                                            2,673
                   2,500       Series B, 5.75% due 8/01/2013 (d)                                                            2,804
                   3,750       Series D, 5.25% due 10/15/2023                                                               3,998
                   2,500       Series D, 5% due 11/01/2026                                                                  2,602
                   5,200       Series D, 5% due 11/01/2034                                                                  5,379
                   8,000       Series J, 5% due 5/15/2023                                                                   8,379
                   9,000       Series M, 5% due 4/01/2035                                                                   9,320
                   2,295       Sub-Series C-1, 4.75% due 8/15/2025                                                          2,343
                   1,150       Sub-Series C-1, 5.25% due 8/15/2026                                                          1,233

                            New York City, New York, GO, Refunding:
                     895       Series A, 6.375% due 5/15/2010 (b)(e)                                                        1,042
                     105       Series A, 6.375% due 5/15/2013 (b)                                                             121
                      70       Series B, 7% due 2/01/2018 (a)                                                                  70
                   2,600       Series G, 5.75% due 2/01/2006 (e)                                                            2,699
                   3,000       Series G, 5% due 12/01/2020                                                                  3,173
                   1,050       Series G, 5.75% due 2/01/2020                                                                1,084

                            New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds,
                            Series A (a):
                  13,000       5.25% due 10/15/2027                                                                        14,216
                  26,050       5% due 10/15/2032                                                                           27,517
                     750       4.50% due 10/15/2033                                                                           751

                   4,250    New York City, New York, Trust for Cultural Resources, Revenue Refunding Bonds (American
                            Museum of Natural History), Series A, 5% due 7/01/2036 (d)                                      4,472

                            New York State Dormitory Authority Revenue Bonds:
                   3,935       (Eger Health Care and Rehabilitation Center), 6.10% due 8/01/2037 (i)                        4,431
                   1,500       (Long Island University), Series B, 5.25% due 9/01/2028 (k)                                  1,588
                   2,000       (New School for Social Research), 5.75% due 7/01/2026 (d)                                    2,145
                   1,180       (New York State Rehabilitation Association), Series A, 5.25% due 7/01/2019 (j)               1,277
                   1,000       (New York State Rehabilitation Association), Series A, 5.125% due 7/01/2023 (j)              1,061
                   6,900       (School Districts Financing Program), Series E, 5.75% due 10/01/2030 (d)                     7,772
                   1,000       Series B, 6.50% due 2/15/2011 (d)(h)                                                         1,174
                   3,560       (State University Adult Facilities), Series B, 5.75% due 5/15/2010 (c)(e)                    4,038
                   1,780       (Upstate Community Colleges), Series A, 6% due 7/01/2010 (c)(e)                              2,043

                            New York State Dormitory Authority, Revenue Refunding Bonds:
                   1,000       (City University System), Consolidated, Series 1, 5.625% due 1/01/2008 (c)(e)                1,090
                   4,400       (City University System), Series C, 7.50% due 7/01/2010 (b)                                  4,931
                   4,255       (Mental Health Services Facilities Improvement), Series A, 5.75% due 2/15/2007 (d)(e)        4,552
                     150       (Mental Health Services Facilities Improvement), Series A, 5.75% due 2/15/2027 (d)             159
                   1,370       (School District Financing Program), Series I, 5.75% due 10/01/2018 (d)                      1,555
                   1,750       Series B, 5.25% due 11/15/2029 (b)                                                           1,927
                   6,000       (Siena College), 5.75% due 7/01/2026 (d)                                                     6,434


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                 MuniYield New York Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
New York (continued)

                $  1,285    New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (Education),
                            Series A, 4.25% due 3/15/2030 (a)                                                           $   1,231

                            New York State Dormitory Authority, Supported Debt Revenue Bonds (Mental Health
                            Facilities), Series B:
                   1,570       5.25% due 2/15/2014 (e)                                                                      1,760
                     270       5.25% due 2/15/2023                                                                            289

                   1,000    New York State Dormitory Authority, Supported Debt Revenue Refunding Bonds (Department
                            of Health), Series A, 5% due 7/01/2025 (j)                                                      1,056

                  12,750    New York State Energy Research and Development Authority, Facilities Revenue Refunding
                            Bonds (Consolidated Edison Company of New York, Inc. Project), Series A, 6.10% due
                            8/15/2020 (a)                                                                                  13,075

                   4,555    New York State Energy Research and Development Authority, Gas Facilities Revenue
                            Bonds (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (d)                      4,593

                   3,500    New York State Environmental Facilities Corporation, Special Obligation Revenue
                            Refunding Bonds (Riverbank State Park), 6.25% due 4/01/2012 (a)                                 4,106

                   3,900    New York State Environmental Facilities Corporation, State Clean Water and Drinking Water
                            Revolving Funds Revenue Bonds (Pooled Financing Program), Series A, 4.50% due 11/15/2034        3,879

                   2,405    New York State HFA Revenue Refunding Bonds (Housing Mortgage Project), Series A, 6.10%
                            due 11/01/2015 (c)                                                                              2,533

                     800    New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds (Economic
                            Development and Housing), Series A, 5% due 9/15/2023 (d)                                          849

                   1,000    New York State Housing Finance Agency, State Personal Income Tax, Revenue Refunding Bonds
                            (Economic Development and Housing), Series A, 5% due 9/15/2034 (b)                              1,048

                   5,375    New York State Medical Care Facilities Finance Agency, Revenue Bonds (Health Center
                            Project--Second Mortgage), Series A, 6.375% due 11/15/2019 (a)                                  5,580

                   2,000    New York State Medical Care Facilities Finance Agency, Revenue Refunding Bonds
                            (Hospital & Nursing Homes), Series B, 6.25% due 2/15/2025 (i)                                   2,059

                   9,590    New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds, AMT,
                            Series 67, 5.80% due 10/01/2028 (d)                                                             9,836

                   2,850    New York State Mortgage Agency Revenue Bonds, DRIVERS, AMT, Series 295, 8.436%
                            due 4/01/2030 (d)(g)                                                                            3,159

                            New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series C:
                   3,470       5.25% due 6/01/2019                                                                          3,752
                   3,920       5.25% due 6/01/2020                                                                          4,230
                   2,250       5.25% due 6/01/2021                                                                          2,422

                   5,000    New York State Thruway Authority, General Revenue Bonds, Series F, 5% due 1/01/2030 (a)         5,266

                   2,820    New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds,
                            Series A, 6.25% due 4/01/2011 (c)                                                               3,227

                            New York State Thruway Authority, Local Highway and Bridge Service Contract Revenue
                            Bonds (e):
                   3,000       5.75% due 4/01/2010 (a)                                                                      3,398
                   2,000       Series A-2, 5.375% due 4/01/2008 (d)                                                         2,160

                            New York State Thruway Authority, Local Highway and Bridge Service Contract, Revenue
                            Refunding Bonds (d):
                   2,170       6% due 4/01/2007 (e)                                                                         2,339
                   1,330       6% due 4/01/2011                                                                             1,431
                   2,075       6% due 4/01/2012                                                                             2,232


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                 MuniYield New York Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
New York (continued)

                $  3,045    New York State Thruway Authority, Second General Highway and Bridge Trust Fund Revenue
                            Bonds, Series A, 5.25% due 4/01/2023 (d)                                                    $   3,338

                   1,525    New York State Thruway, Transportation Authority, State Personal Income Tax Revenue
                            Bonds, Series A, 5% due 3/15/2020 (d)                                                           1,642

                   4,750    New York State Urban Development Corporation, Personal Income Tax Revenue Bonds,
                            Series C-1, 5% due 3/15/2013 (d)(e)                                                             5,246

                   3,190    New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional Capital
                            Facilities), Series A, 6.50% due 1/01/2011 (c)                                                  3,716

                   1,000    Niagara Falls, New York, City School District, COP, Refunding (High School Facility),
                            5% due 6/15/2028 (c)                                                                            1,050

                   1,000    Niagara Falls, New York, GO (Water Treatment Plant), AMT, 7.25% due 11/01/2010 (d)(e)           1,184

                   2,705    Niagara, New York, Frontier Authority, Airport Revenue Bonds (Buffalo Niagara
                            International Airport), Series B, 5.50% due 4/01/2019 (d)                                       2,947

                   1,260    North Country, New York, Development Authority, Solid Waste Management System, Revenue
                            Refunding Bonds, 6% due 5/15/2015 (c)                                                           1,459

                            North Hempstead, New York, GO, Refunding, Series B (b):
                   1,745       6.40% due 4/01/2013                                                                          2,094
                     555       6.40% due 4/01/2017                                                                            687

                   1,665    Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk Valley), Series A,
                            5.20% due 2/01/2013 (c)                                                                         1,778

                   2,500    Port Authority of New York and New Jersey, Consolidated Revenue Bonds, AMT, 137th Series,
                            5.125% due 7/15/2030 (c)                                                                        2,634

                   4,000    Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT,
                            119th Series, 5.50% due 9/15/2016 (b)                                                           4,157

                   4,075    Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts, AMT, Class R,
                            Series 10, 8.463% due 1/15/2017 (c)(g)                                                          4,509

                   7,500    Port Authority of New York and New Jersey, Revenue Refunding Bonds, DRIVERS, AMT,
                            Series 177, 8.681% due 10/15/2032 (d)(g)                                                        8,618

                            Port Authority of New York and New Jersey, Special Obligation Revenue Bonds, AMT (d):
                   1,750       DRIVERS, Series 192, 8.191% due 12/01/2025 (g)                                               1,956
                   5,080       DRIVERS, Series 278, 8.179% due 12/01/2022 (g)                                               5,863
                  14,750       (JFK International Air Terminal), Series 6, 6.25% due 12/01/2010                            16,577
                   7,175       (JFK International Air Terminal LLC), Series 6, 6.25% due 12/01/2011                         8,158
                   4,425       (Special Project--JFK International Air Terminal), Series 6, 6.25% due 12/01/2013            5,102
                   7,380       (Special Project--JFK International Air Terminal), Series 6, 6.25% due 12/01/2014            8,597

                   1,255    Rensselaer County, New York, IDA, Civic Facility Revenue Bonds (Rensselaer Polytechnic
                            Institute), Series B, 5.50% due 8/01/2022 (a)                                                   1,365

                   4,625    Suffolk County, New York, IDA, IDR (Keyspan--Port Jefferson), AMT, 5.25% due 6/01/2027          4,803

                            Suffolk County, New York, IDA, Solid Waste Disposal Facility, Revenue Refunding Bonds
                            (Ogden Martin System Huntington Project), AMT (a):
                   8,530       6% due 10/01/2010                                                                            9,592
                   9,170       6.15% due 10/01/2011                                                                        10,511
                   6,470       6.25% due 10/01/2012                                                                         7,527


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                 MuniYield New York Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
New York (concluded)

                            Tobacco Settlement Financing Corporation of New York Revenue Bonds:
                $  5,000       Series A-1, 5.25% due 6/01/2020 (a)                                                      $   5,421
                   5,000       Series A-1, 5.25% due 6/01/2021 (a)                                                          5,403
                   2,000       Series A-1, 5.25% due 6/01/2022 (a)                                                          2,154
                   2,000       Series C-1, 5.50% due 6/01/2021                                                              2,195
                   1,900       Series C-1, 5.50% due 6/01/2022                                                              2,073

                            Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding
                            Bonds (d):
                   2,500       Series A, 5% due 1/01/2032                                                                   2,594
                   2,305       Series Y, 6% due 1/01/2012 (h)                                                               2,613

                            Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds (d):
                   7,000       5.25% due 11/15/2023                                                                         7,627
                  19,675       5% due 11/15/2032                                                                           20,502
                   1,500       Series B, 5% due 11/15/2032                                                                  1,563

                            Triborough Bridge and Tunnel Authority, New York, Subordinate Revenue Bonds:
                   2,465       5% due 11/15/2028 (a)                                                                        2,593
                   6,000       Series A, 5.25% due 11/15/2030 (d)                                                           6,444

                   2,500    United Nations Development Corporation, New York, Revenue Refunding Bonds, Senior Lien,
                            Series A, 5.25% due 7/01/2020                                                                   2,599

                   2,010    Yonkers, New York, GO, Series A, 5.75% due 10/01/2017 (b)                                       2,264


Guam--0.8%

                            A.B. Won Guam International Airport Authority, General Revenue Refunding Bonds, AMT,
                            Series C (d):
                   2,240       5.25% due 10/01/2021                                                                         2,386
                   2,050       5.25% due 10/01/2022                                                                         2,184


Puerto Rico--9.9%

                            Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Bonds:
                   1,900       5.25% due 7/01/2018 (b)                                                                      2,100
                   2,265       Series G, 5.25% due 7/01/2019 (b)                                                            2,500
                   1,000       Series G, 5.25% due 7/01/2021 (b)                                                            1,104
                   1,250       Trust Receipts, Class R, Series B, 8.463% due 7/01/2035 (d)(g)                               1,558

                   8,495    Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation Revenue
                            Refunding Bonds, Series D, 5.75% due 7/01/2041                                                  9,486

                            Puerto Rico Commonwealth, Public Improvement, GO, Series A:
                   4,605       5.25% due 7/01/2019                                                                          4,983
                   7,480       5.25% due 7/01/2020                                                                          8,077

                            Puerto Rico Electric Power Authority, Power Revenue Bonds:
                   4,750       Series NN, 5.125% due 7/01/2029                                                              4,991
                   5,000       Series RR, 5% due 7/01/2029 (j)                                                              5,286
                   5,095       Series RR, 5% due 7/01/2030 (l)                                                              5,403

                   2,000    Puerto Rico Public Buildings Authority, Government Facilities, Revenue Refunding Bonds,
                            Series J, 5% due 7/01/2036 (a)                                                                  2,202


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (concluded)                                 MuniYield New York Insured Fund, Inc.          (In Thousands)
                Face
                Amount      Municipal Bonds                                                                                 Value
Puerto Rico (concluded)

                            Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                            Series E:
                $  2,300       5.50% due 2/01/2012 (e)                                                                  $   2,593
                     700       5.50% due 8/01/2029                                                                            750

                   6,100    Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS, Series 272, 8.069%
                            due 8/01/2030 (g)                                                                               6,721

                Total Investments (Cost--$778,965*)--142.1%                                                               826,962
                Other Assets Less Liabilities--2.4%                                                                        14,275
                Preferred Stock, at Redemption Value--(44.5%)                                                           (259,120)
                                                                                                                        ---------
                Net Assets Applicable to Common Stock--100.0%                                                           $ 582,117
                                                                                                                        =========

  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                         (in Thousands)

    Aggregate cost                                       $      779,071
                                                         ==============
    Gross unrealized appreciation                        $       47,961
    Gross unrealized depreciation                                  (70)
                                                         --------------
    Net unrealized appreciation                          $       47,891
                                                         ==============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Prerefunded.

(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) Escrowed to maturity.

(i) FHA Insured.

(j) CIFG Insured.

(k) Radian Insured.

(l) XL Capital Insured.

(m) All or portion of security held as collateral in connection with open future contracts.

    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                         (in Thousands)

                                            Net            Dividend
    Affiliate                             Activity          Income

    CMA New York Municipal
       Money Fund                           (52)              $4


    Forward interest rate swaps outstanding as of April 30, 2005 were as follows:

                                                         (in Thousands)

                                          Notional        Unrealized
                                           Amount        Depreciation

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate
    and pay a fixed rate equal to
    3.684%

    Broker, Morgan Stanley Capital
    Services, Inc.
    Expires June 2015                         $41,500           $(269)


    Financial futures contracts sold as of April 30, 2005 were as follows:

                                                     (in Thousands)

    Number of                Expiration     Face       Unrealized
    Contracts    Issue          Date       Value      Depreciation

      410    10-Year U.S.       June
             Treasury Note      2005      $45,043        $(640)


    See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statements of Net Assets
                                                                                                                     MuniYield
                                                                               MuniYield          MuniYield          California
                                                                                Arizona           California          Insured
As of April 30, 2005                                                           Fund, Inc.         Fund, Inc.         Fund, Inc.
Assets

         Investments in unaffiliated securities, at value*                  $    95,041,748    $   454,771,779    $   742,003,801
         Cash                                                                        20,132             24,573             77,796
         Interest receivable                                                      1,842,746          8,089,144         12,789,495
         Receivable for securities sold                                             219,300          2,020,000         15,261,828
         Prepaid expenses                                                             3,068              8,165             12,055
                                                                            ---------------    ---------------    ---------------
         Total assets                                                            97,126,994        464,913,661        770,144,975
                                                                            ---------------    ---------------    ---------------

Liabilities

         Payable for securities purchased                                                --          3,753,136         16,118,070
         Payable to investment adviser                                               37,009            176,011            287,237
         Dividends payable to Common Stock shareholders                              30,478            170,389            267,341
         Payable to other affiliates                                                  1,020              3,226              5,258
         Variation margin payable                                                        --             25,000                 --
         Accrued expenses                                                            15,296             63,391             56,534
                                                                            ---------------    ---------------    ---------------
         Total liabilities                                                           83,803          4,191,153         16,734,440
                                                                            ---------------    ---------------    ---------------

Preferred Stock

         Preferred Stock, at redemption value of AMPS+++ at $25,000 per
         share liquidation preference**                                          30,308,155        140,000,000        230,021,150
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock

         Net assets applicable to Common Stock                              $    66,735,036    $   320,722,508    $   523,389,385
                                                                            ===============    ===============    ===============

Net Assets Consist of

         Undistributed investment income--net                               $     1,072,027    $     1,420,770    $     6,230,533
         Accumulated realized capital losses--net                                 (209,452)        (7,645,876)       (21,102,366)
         Unrealized appreciation--net                                             6,217,764         24,860,160         40,000,475
                                                                            ---------------    ---------------    ---------------
         Total accumulated earnings--net                                          7,080,339         18,635,054         25,128,642
         Common Stock, par value $.10 per share++                                   447,838          2,129,526          3,436,120
         Paid-in capital in excess of par                                        59,206,859        299,957,928        494,824,623
                                                                            ---------------    ---------------    ---------------
         Net Assets                                                         $    66,735,036    $   320,722,508    $   523,389,385
                                                                            ===============    ===============    ===============
         Net asset value per share of Common Stock                          $         14.90    $         15.06    $         15.23
                                                                            ===============    ===============    ===============
         Market Price                                                       $         14.95    $         13.88    $         13.91
                                                                            ===============    ===============    ===============
           * Identified cost                                                $    88,823,984    $   429,948,840    $   702,003,326
                                                                            ===============    ===============    ===============
          ** Preferred Stock authorized, issued and outstanding:
               Series A Shares, par value $.10 per share                                518              2,400              1,800
                                                                            ===============    ===============    ===============
               Series B Shares, par value $.10 per share                                694              2,400              1,800
                                                                            ===============    ===============    ===============
               Series C Shares, par value $.10 per share                                 --                800              1,600
                                                                            ===============    ===============    ===============
               Series D Shares, par value $.10 per share                                 --                 --              2,000
                                                                            ===============    ===============    ===============
               Series E Shares, par value $.10 per share                                 --                 --              2,000
                                                                            ===============    ===============    ===============
          ++ Common Stock issued and outstanding                                  4,478,382         21,295,255         34,361,200
                                                                            ===============    ===============    ===============

         +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statements of Net Assets
                                                                                                   MuniYield         MuniYield
                                                                               MuniYield            Michigan          New York
                                                                                Florida             Insured           Insured
As of April 30, 2005                                                              Fund           Fund II, Inc.       Fund, Inc.
Assets

         Investments in unaffiliated securities, at value*                  $   290,576,627    $   266,399,601    $   826,962,467
         Cash                                                                        86,042             59,728             22,501
         Receivable for securities sold                                           9,948,734          2,915,278          3,132,823
         Interest receivable                                                      3,890,483          5,080,464         13,498,097
         Variation margin receivable                                                     --                 --            102,500
         Prepaid expenses                                                             6,681              6,430             13,376
                                                                            ---------------    ---------------    ---------------
         Total assets                                                           304,508,567        274,461,501        843,731,764
                                                                            ---------------    ---------------    ---------------

Liabilities

         Unrealized depreciation on forward interest rate swaps                     219,363             87,453            268,920
         Payable for securities purchased                                         1,688,141          3,921,477          1,030,380
         Payable to investment adviser                                              115,373            103,105            321,168
         Dividends payable to Common Stock shareholders/Common Shareholders          58,995            115,324            330,544
         Payable to other affiliates                                                  3,328              2,989              9,301
         Swaps payable                                                                   --                 --            439,097
         Accrued expenses and other liabilities                                      33,476             52,326             95,765
                                                                            ---------------    ---------------    ---------------
         Total liabilities                                                        2,118,676          4,282,674          2,495,175
                                                                            ---------------    ---------------    ---------------

Preferred Stock/Shares

         Preferred Stock/Shares, at redemption value of AMPS+++ at
         $25,000 per share liquidation preference**                              95,000,000         89,026,907        259,119,632
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock/Shares

         Net assets applicable to Common Stock/Shares                       $   207,389,891    $   181,151,920    $   582,116,957
                                                                            ===============    ===============    ===============

Net Assets Consist of

         Undistributed investment income--net                               $     3,058,235    $     2,238,674    $     7,232,123
         Accumulated realized capital losses--net                               (9,973,068)        (8,322,830)       (33,817,432)
         Unrealized appreciation--net                                            18,226,873         21,998,549         47,088,204
                                                                            ---------------    ---------------    ---------------
         Total accumulated earnings--net                                         11,312,040         15,914,393         20,502,895
         Common Stock/Shares, par value $.10 per share++                          1,355,188          1,204,659          3,944,596
         Paid-in capital in excess of par                                       194,722,663        164,032,868        557,669,466
                                                                            ---------------    ---------------    ---------------
         Net Assets                                                         $   207,389,891    $   181,151,920    $   582,116,957
                                                                            ===============    ===============    ===============
         Net asset value per share of Common Stock/Shares                   $         15.30    $         15.04    $         14.76
                                                                            ===============    ===============    ===============
         Market price                                                       $         14.20    $         14.10    $         13.23
                                                                            ===============    ===============    ===============
           * Identified cost                                                $   272,130,391    $   244,313,599    $   778,964,980
                                                                            ===============    ===============    ===============
          ** Preferred Stock/Shares authorized, issued and outstanding
               Series A Stock/Shares, par value $.05 per share                        2,200              2,200              1,700
                                                                            ===============    ===============    ===============
               Series B Stock/Shares, par value $.05 per share                        1,600                 --              1,700
                                                                            ===============    ===============    ===============
               Series B Stock/Shares, par value $.10 per share                           --              1,360                 --
                                                                            ===============    ===============    ===============
               Series C Stock/Shares, par value $.05 per share                           --                 --              2,800
                                                                            ===============    ===============    ===============
               Series D Stock/Shares, par value $.05 per share                           --                 --              1,960
                                                                            ===============    ===============    ===============
               Series E Stock/Shares, par value $.05 per share                           --                 --              2,200
                                                                            ===============    ===============    ===============
          ++ Common Stock/Shares issued and outstanding                          13,551,880         12,046,592         39,445,962
                                                                            ===============    ===============    ===============

         +++ Auction Market Preferred Stock/Shares.

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statement of Operations
                                                                                                                     MuniYield
                                                                               MuniYield          MuniYield          California
                                                                                Arizona           California          Insured
For the Six Months Ended April 30, 2005                                        Fund, Inc.         Fund, Inc.         Fund, Inc.
Investment Income

         Interest and amortization of premium and discount earned           $     2,571,652    $    11,329,730    $    18,938,685
         Dividends from affiliates                                                    2,023              9,472              8,176
                                                                            ---------------    ---------------    ---------------
         Total income                                                             2,573,675         11,339,202         18,946,861
                                                                            ---------------    ---------------    ---------------

Expenses

         Investment advisory fees                                                   241,637          1,150,396          1,871,574
         Commission fees                                                             37,852            176,018            289,304
         Accounting services                                                         29,940             79,118            115,570
         Professional fees                                                           21,872             25,525             27,848
         Transfer agent fees                                                         18,545             29,559             44,030
         Printing and shareholder reports                                            16,078             18,838             21,978
         Directors' fees and expenses                                                 6,669             10,890             13,978
         Pricing fees                                                                 4,231              7,873             11,128
         Custodian fees                                                               3,697             12,858             18,626
         Listing fees                                                                   967              9,499             13,241
         Other                                                                       12,500             21,731             25,705
                                                                            ---------------    ---------------    ---------------
         Total expenses before reimbursement                                        393,988          1,542,305          2,452,982
         Reimbursement of expenses                                                  (1,098)            (3,664)            (3,140)
                                                                            ---------------    ---------------    ---------------
         Total expenses after reimbursement                                         392,890          1,538,641          2,449,842
                                                                            ---------------    ---------------    ---------------
         Investment income--net                                                   2,180,785          9,800,561         16,497,019
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

         Realized gain on:
             Investments--net                                                        54,378            151,910            835,161
             Futures contracts--net                                                      --                 --             36,942
                                                                            ---------------    ---------------    ---------------
         Total realized gain--net                                                    54,378            151,910            872,103
                                                                            ---------------    ---------------    ---------------
         Change in unrealized appreciation/depreciation on:
             Investments--net                                                     (435,080)        (3,423,105)          (309,272)
             Futures contracts--net                                                      --             37,221                 --
                                                                            ---------------    ---------------    ---------------
         Total change in unrealized appreciation/depreciation--net                (435,080)        (3,385,884)          (309,272)
                                                                            ---------------    ---------------    ---------------
         Total realized and unrealized gain (loss)--net                           (380,702)        (3,233,974)            562,831
                                                                            ---------------    ---------------    ---------------

Dividends & Distributions to Preferred Stock Shareholders

         Dividends & distributions to Preferred Stock shareholders from:
             Investment income--net                                               (241,116)        (1,124,712)        (1,825,836)
             Realized gain--net                                                     (6,427)                 --                 --
                                                                            ---------------    ---------------    ---------------
         Total dividends and distributions to Preferred Stock shareholders        (247,543)        (1,124,712)        (1,825,836)
                                                                            ---------------    ---------------    ---------------
         Net Increase in Net Assets Resulting from Operations               $     1,552,540    $     5,441,875    $    15,234,014
                                                                            ===============    ===============    ===============

         See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statement of Operations
                                                                                                   MuniYield         MuniYield
                                                                               MuniYield            Michigan          New York
                                                                                Florida             Insured           Insured
For the Six Months Ended April 30, 2005                                           Fund           Fund II, Inc.       Fund, Inc.
Investment Income

         Interest and amortization of premium and discount earned           $     7,789,440    $     6,965,793    $    21,206,642
         Dividends from affiliates                                                   10,272             11,456              4,493
                                                                            ---------------    ---------------    ---------------
         Total income                                                             7,799,712          6,977,249         21,211,135
                                                                            ---------------    ---------------    ---------------

Expenses

         Investment advisory fees                                                   751,316            674,156          2,096,244
         Commission fees                                                            117,048            111,254            323,836
         Accounting services                                                         56,391             53,068            124,803
         Professional fees                                                           35,174             24,904             27,544
         Transfer agent fees                                                         26,224             27,667             52,360
         Printing and shareholder reports                                            20,314             22,034             24,593
         Listing fees                                                                10,321             10,468             14,983
         Directors'/Trustees' fees and expenses                                       8,914              8,678             15,344
         Custodian fees                                                               8,853              7,846             21,033
         Pricing fees                                                                 7,663             10,105             14,000
         Other                                                                       19,812             19,980             22,598
                                                                            ---------------    ---------------    ---------------
         Total expenses before reimbursement                                      1,062,030            970,160          2,737,338
         Reimbursement of expenses                                                  (1,572)            (5,731)            (1,827)
                                                                            ---------------    ---------------    ---------------
         Total expenses after reimbursement                                       1,060,458            964,429          2,735,511
                                                                            ---------------    ---------------    ---------------
         Investment income--net                                                   6,739,254          6,012,820         18,475,624
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

         Realized gain (loss) on:
             Investments--net                                                     1,828,562          1,121,032          1,283,009
             Futures contracts and forward interest rate swaps--net               (438,036)             33,042          (820,679)
                                                                            ---------------    ---------------    ---------------
         Total realized gain--net                                                 1,390,526          1,154,074            462,330
                                                                            ---------------    ---------------    ---------------
         Change in unrealized appreciation/depreciation on:
             Investments--net                                                     (952,138)        (3,099,130)        (3,390,166)
             Futures contracts and forward interest rate swaps--net                 327,901             77,315          1,009,225
                                                                            ---------------    ---------------    ---------------
         Total change in unrealized appreciation/depreciation--net                (624,237)        (3,021,815)        (2,380,941)
                                                                            ---------------    ---------------    ---------------
         Total realized and unrealized gain (loss)--net                             766,289        (1,867,741)        (1,918,611)
                                                                            ---------------    ---------------    ---------------

Dividends to Preferred Stock Shareholders/Preferred Shareholders

         Investment income--net                                                   (749,668)          (723,576)        (2,120,413)
                                                                            ---------------    ---------------    ---------------
         Net Increase in Net Assets Resulting from Operations               $     6,755,875    $     3,421,503    $    14,436,600
                                                                            ===============    ===============    ===============

         See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statements of Changes in Net Assets                                                                  MuniYield Arizona Fund, Inc.
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

         Investment income--net                                                                $     2,180,785    $     4,374,915
         Realized gain--net                                                                             54,378            622,237
         Change in unrealized appreciation--net                                                      (435,080)          1,148,593
         Dividends and distributions to Preferred Stock shareholders                                 (247,543)          (278,765)
                                                                                               ---------------    ---------------
         Net increase in net assets resulting from operations                                        1,552,540          5,866,980
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

         Investment income--net                                                                    (2,067,345)        (4,095,919)
         Realized gain--net                                                                           (98,063)                 --
                                                                                               ---------------    ---------------
         Net decrease in net assets resulting from dividends and distributions to
         Common Stock shareholders                                                                 (2,165,408)        (4,095,919)
                                                                                               ---------------    ---------------

Common Stock Transactions

         Value of shares issued to Common Stock shareholders in reinvestment of dividends              130,739            212,430
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock/Shares

         Total increase (decrease) in net assets applicable to Common Stock                          (482,129)          1,983,491
         Beginning of period                                                                        67,217,165         65,233,674
                                                                                               ---------------    ---------------
         End of period*                                                                        $    66,735,036    $    67,217,165
                                                                                               ===============    ===============
             * Undistributed investment income--net                                            $     1,072,027    $     1,199,703
                                                                                               ===============    ===============

               See Notes to Financial Statements.


Statements of Changes in Net Assets                                                               MuniYield California Fund, Inc.
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

         Investment income--net                                                                $     9,800,561    $    21,821,368
         Realized gain--net                                                                            151,910          1,796,120
         Change in unrealized appreciation--net                                                    (3,385,884)            554,785
         Dividends to Preferred Stock shareholders                                                 (1,124,712)        (1,424,248)
                                                                                               ---------------    ---------------
         Net increase in net assets resulting from operations                                        5,441,875         22,748,025
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

         Investment income--net                                                                    (9,923,589)       (20,698,988)
                                                                                               ---------------    ---------------
         Net decrease in net assets resulting from dividends to Common Stock shareholders          (9,923,589)       (20,698,988)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

         Total increase (decrease) in net assets applicable to Common Stock                        (4,481,714)          2,049,037
         Beginning of period                                                                       325,204,222        323,155,185
                                                                                               ---------------    ---------------
         End of period*                                                                        $   320,722,508    $   325,204,222
                                                                                               ===============    ===============
             * Undistributed investment income--net                                            $     1,420,770    $     2,668,510
                                                                                               ===============    ===============

               See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statements of Changes in Net Assets                                                       MuniYield California Insured Fund, Inc.
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

         Investment income--net                                                                $    16,497,019    $    32,456,607
         Realized gain (loss)--net                                                                     872,103          (393,889)
         Change in unrealized appreciation/depreciation--net                                         (309,272)          4,656,645
         Dividends to Preferred Stock shareholders                                                 (1,825,836)        (2,199,184)
                                                                                               ---------------    ---------------
         Net increase in net assets resulting from operations                                       15,234,014         34,520,179
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

         Investment income--net                                                                   (15,050,206)       (30,100,412)
                                                                                               ---------------    ---------------
         Net decrease in net assets resulting from dividends to Common Stock shareholders         (15,050,206)       (30,100,412)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

         Total increase in net assets applicable to Common Stock                                       183,808          4,419,767
         Beginning of period                                                                       523,205,577        518,785,810
                                                                                               ---------------    ---------------
         End of period*                                                                        $   523,389,385    $   523,205,577
                                                                                               ===============    ===============
             * Undistributed investment income--net                                            $     6,230,533    $     6,609,556
                                                                                               ===============    ===============
               See Notes to Financial Statements.


Statements of Changes in Net Assets                                                                        MuniYield Florida Fund
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

         Investment income--net                                                                $     6,739,254    $    13,551,874
         Realized gain (loss)--net                                                                   1,390,526        (1,088,496)
         Change in unrealized appreciation--net                                                      (624,237)          5,043,296
         Dividends to Preferred Shareholders                                                         (749,668)          (979,988)
                                                                                               ---------------    ---------------
         Net increase in net assets resulting from operations                                       6,755,875          16,526,686
                                                                                               ---------------    ---------------

Dividends to Common Shareholders

         Investment income--net                                                                    (6,260,969)       (12,521,937)
                                                                                               ---------------    ---------------
         Net decrease in net assets resulting from dividends to Common Shareholders                (6,260,969)       (12,521,937)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Shares

         Total increase in net assets applicable to Common Shares                                      494,906          4,004,749
         Beginning of period                                                                       206,894,985        202,890,236
                                                                                               ---------------    ---------------
         End of period*                                                                        $   207,389,891    $   206,894,985
                                                                                               ===============    ===============
             * Undistributed investment income--net                                            $     3,058,235    $     3,329,618
                                                                                               ===============    ===============

               See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statements of Changes in Net Assets                                                      MuniYield Michigan Insured Fund II, Inc.
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

         Investment income--net                                                                $     6,012,820    $    12,033,282
         Realized gain (loss)--net                                                                   1,154,074        (1,293,828)
         Change in unrealized appreciation--net                                                    (3,021,815)          1,251,894
         Dividends to Preferred Stock shareholders                                                   (723,576)          (855,584)
                                                                                               ---------------    ---------------
         Net increase in net assets resulting from operations                                        3,421,503         11,135,764
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

         Investment income--net                                                                    (5,493,246)       (11,149,121)
                                                                                               ---------------    ---------------
         Net decrease in net assets resulting from dividends to Common Stock shareholders          (5,493,246)       (11,149,121)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

         Total decrease in net assets applicable to Common Stock                                   (2,071,743)           (13,357)
         Beginning of period                                                                       183,223,663        183,237,020
                                                                                               ---------------    ---------------
         End of period*                                                                        $   181,151,920    $   183,223,663
                                                                                               ===============    ===============
             * Undistributed investment income--net                                            $     2,238,674    $     2,442,676
                                                                                               ===============    ===============

               See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Statements of Changes in Net Assets                                                         MuniYield New York Insured Fund, Inc.
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

         Investment income--net                                                                $    18,475,624    $    36,051,644
         Realized gain (loss)--net                                                                     462,330       (15,384,933)
         Change in unrealized appreciation/depreciation--net                                       (2,380,941)         15,015,826
         Dividends to Preferred Stock shareholders                                                 (2,120,413)        (2,455,390)
                                                                                               ---------------    ---------------
         Net increase in net assets resulting from operations                                       14,436,600         33,227,147
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

         Investment income--net                                                                   (16,567,304)       (33,004,436)
                                                                                               ---------------    ---------------
         Net decrease in net assets resulting from dividends to Common Stock shareholders         (16,567,304)       (33,004,436)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

         Total increase (decrease) in net assets applicable to Common Stock                        (2,130,704)            222,711
         Beginning of period                                                                       584,247,661        584,024,950
                                                                                               ---------------    ---------------
         End of period*                                                                        $   582,116,957    $   584,247,661
                                                                                               ===============    ===============
             * Undistributed investment income--net                                            $     7,232,123    $     7,444,216
                                                                                               ===============    ===============

               See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights                                                                                 MuniYield Arizona Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

         Net asset value, beginning of period                     $    15.04    $    14.64   $    14.53   $    14.19   $    13.11
                                                                  ----------    ----------   ----------   ----------   ----------
         Investment income--net                                       .49+++        .98+++      1.00+++          .97          .94
         Realized and unrealized gain (loss)--net                      (.10)           .40          .05          .26         1.02
         Less dividends and distributions to Preferred Stock
         shareholders:
             Investment income--net                                    (.05)         (.06)        (.06)        (.09)        (.20)
             Realized gain--net                                         --++            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
         Total from investment operations                                .34          1.32          .99         1.14         1.76
                                                                  ----------    ----------   ----------   ----------   ----------
         Less dividends and distributions to Common Stock
         shareholders:
             Investment income--net                                    (.46)         (.92)        (.88)        (.80)        (.68)
             Realized gain--net                                        (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
         Total dividends and distributions to Common Stock
         shareholders                                                  (.48)         (.92)        (.88)        (.80)        (.68)
                                                                  ----------    ----------   ----------   ----------   ----------
         Net asset value, end of period                           $    14.90    $    15.04   $    14.64   $    14.53   $    14.19
                                                                  ==========    ==========   ==========   ==========   ==========
         Market price per share, end of period                    $    14.95    $    15.10   $    14.13   $    13.25   $    13.19
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

         Based on net asset value per share                       2.34%+++++         9.40%        7.19%        8.60%       14.20%
                                                                  ==========    ==========   ==========   ==========   ==========
         Based on market price per share                          2.28%+++++        13.80%       13.45%        6.54%       25.09%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

         Total expenses, net of reimbursement***                      1.18%*         1.19%        1.18%        1.28%        1.33%
                                                                  ==========    ==========   ==========   ==========   ==========
         Total expenses***                                            1.19%*         1.20%        1.19%        1.28%        1.33%
                                                                  ==========    ==========   ==========   ==========   ==========
         Total investment income--net***                              6.57%*         6.65%        6.79%        6.86%        6.88%
                                                                  ==========    ==========   ==========   ==========   ==========
         Amount of dividends to Preferred Stock shareholders           .73%*          .42%         .42%         .61%        1.48%
                                                                  ==========    ==========   ==========   ==========   ==========
         Investment income--net, to Common Stock
         shareholders                                                 5.84%*         6.37%        6.37%        6.25%        5.41%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

         Dividends to Preferred Stock shareholders                    1.59%*          .92%         .91%        1.26%        2.97%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights (concluded)                                                                     MuniYield Arizona Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Supplemental Data

         Net assets applicable to Common Stock, end of
         period (in thousands)                                    $   66,735    $   67,217   $   65,234   $   64,699   $   63,160
                                                                  ==========    ==========   ==========   ==========   ==========
         Preferred Stock outstanding, end of period
         (in thousands)                                           $   30,300    $   30,300   $   30,300   $   30,300   $   30,300
                                                                  ==========    ==========   ==========   ==========   ==========
         Portfolio turnover                                           10.28%        23.69%       26.99%       42.51%       45.89%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

         Asset coverage per $1,000                                $    3,202    $    3,218   $    3,153   $    3,135   $    3,085
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

         Series A--Investment income--net                         $      196    $      222   $      220   $      305   $      742
                                                                  ==========    ==========   ==========   ==========   ==========
         Series B--Investment income--net                         $      201    $      236   $      237   $      324   $      742
                                                                  ==========    ==========   ==========   ==========   ==========

           * Annualized.

          ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

         *** Do not reflect the effect of dividends to Preferred Stock shareholders.

          ++ Amount is less than $(.01) per share.

         +++ Based on average shares outstanding.

       +++++ Aggregate total investment return.

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights                                                                              MuniYield California Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

         Net asset value, beginning of period                    $     15.27    $    15.17   $    15.14   $    15.22   $    14.19
                                                                 -----------    ----------   ----------   ----------   ----------
         Investment income--net                                       .46+++       1.02+++      1.06+++      1.07+++         1.03
         Realized and unrealized gain (loss)--net                      (.15)           .12          .04        (.06)         1.05
         Less dividends and distributions to Preferred Stock
         shareholders:
             Investment income--net                                    (.05)         (.07)        (.10)        (.12)        (.20)
             Realized gain--net                                           --            --         --++         --++           --
                                                                 -----------    ----------   ----------   ----------   ----------
         Total from investment operations                                .26          1.07         1.00          .89         1.88
                                                                 -----------    ----------   ----------   ----------   ----------
         Less dividends and distributions to Common Stock
         shareholders:
             Investment income--net                                    (.47)         (.97)        (.97)        (.97)        (.85)
             Realized gain--net                                           --            --         --++         --++           --
                                                                 -----------    ----------   ----------   ----------   ----------
         Total dividends and distributions to Common Stock
         shareholders                                                  (.47)         (.97)        (.97)        (.97)        (.85)
                                                                 -----------    ----------   ----------   ----------   ----------
         Net asset value, end of period                          $     15.06    $    15.27   $    15.17   $    15.14   $    15.22
                                                                 ===========    ==========   ==========   ==========   ==========
         Market price per share, end of period                   $     13.88    $    14.43   $    14.15   $    14.46   $    15.10
                                                                 ===========    ==========   ==========   ==========   ==========

Total Investment Return**

         Based on net asset value per share                       1.93%+++++         7.74%        7.14%        6.14%       13.85%
                                                                 ===========    ==========   ==========   ==========   ==========
         Based on market price per share                         (.59%)+++++         9.16%        4.64%        2.18%       22.71%
                                                                 ===========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

         Total expenses, net of reimbursement***                       .96%*          .96%         .95%         .99%        1.00%
                                                                 ===========    ==========   ==========   ==========   ==========
         Total expenses***                                             .96%*          .96%         .96%         .99%        1.00%
                                                                 ===========    ==========   ==========   ==========   ==========
         Total investment income--net***                              6.11%*         6.79%        6.93%        7.13%        7.00%
                                                                 ===========    ==========   ==========   ==========   ==========
         Amount of dividends to Preferred Stock shareholders           .70%*          .44%         .63%         .77%        1.37%
                                                                 ===========    ==========   ==========   ==========   ==========
         Investment income--net, to Common Stock
         shareholders                                                 5.41%*         6.35%        6.30%        6.36%        5.63%
                                                                 ===========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

         Dividends to Preferred Stock shareholders                    1.61%*         1.02%        1.46%        1.76%        3.04%
                                                                 ===========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights (concluded)                                                                  MuniYield California Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Supplemental Data

         Net assets applicable to Common Stock, end of
         period (in thousands)                                   $   320,723    $  325,204   $  323,155   $  322,345   $  322,524
                                                                 ===========    ==========   ==========   ==========   ==========
         Preferred Stock outstanding, end of period
         (in thousands)                                          $   140,000    $  140,000   $  140,000   $  140,000   $  140,000
                                                                 ===========    ==========   ==========   ==========   ==========
         Portfolio turnover                                           22.04%        33.60%       20.24%       49.87%       58.17%
                                                                 ===========    ==========   ==========   ==========   ==========

Leverage

         Asset coverage per $1,000                               $     3,291    $    3,323   $    3,308   $    3,302   $    3,304
                                                                 ===========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

         Series A--Investment income--net                        $       227    $      270   $      569   $      607   $      802
                                                                 ===========    ==========   ==========   ==========   ==========
         Series B--Investment income--net                        $       190    $      241   $      217   $      322   $      721
                                                                 ===========    ==========   ==========   ==========   ==========
         Series C--Investment income--net                        $       154    $      250   $      207   $      292   $      745
                                                                 ===========    ==========   ==========   ==========   ==========

           * Annualized.

          ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

         *** Do not reflect the effect of dividends to Preferred Stock shareholders.

          ++ Amount is less than $(.01) per share.

         +++ Based on average shares outstanding.

       +++++ Aggregate total investment return.

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights                                                                      MuniYield California Insured Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

         Net asset value, beginning of period                     $    15.23    $    15.10   $    15.26   $    15.44   $    14.24
                                                                  ----------    ----------   ----------   ----------   ----------
         Investment income--net                                     .48+++++      .94+++++     .95+++++          .95         1.00
         Realized and unrealized gain (loss)--net                        .01           .13        (.18)        (.22)         1.21
         Less dividends and distributions to Preferred Stock
         shareholders:
             Investment income--net                                    (.05)         (.06)        (.06)        (.09)        (.20)
             Realized gain--net                                           --            --           --       --++++           --
                                                                  ----------    ----------   ----------   ----------   ----------
         Total from investment operations                                .44          1.01          .71          .64         2.01
                                                                  ----------    ----------   ----------   ----------   ----------
         Less dividends and distributions to Common Stock
         shareholders:
             Investment income--net                                    (.44)         (.88)        (.87)        (.81)        (.81)
             Realized gain--net                                           --            --           --        (.01)           --
             In excess of realized gain--net                              --            --           --           --       --++++
                                                                  ----------    ----------   ----------   ----------   ----------
         Total dividends and distributions to Common Stock
         shareholders                                                  (.44)         (.88)        (.87)        (.82)        (.81)
                                                                  ----------    ----------   ----------   ----------   ----------
         Net asset value, end of period                           $    15.23    $    15.23   $    15.10   $    15.26   $    15.44
                                                                  ==========    ==========   ==========   ==========   ==========
         Market price per share, end of period                    $    13.91    $    13.73   $    13.82   $    13.68   $    14.46
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

         Based on net asset value per share                         3.24%+++         7.54%        5.29%        4.68%       14.76%
                                                                  ==========    ==========   ==========   ==========   ==========
         Based on market price per share                            4.59%+++         5.93%        7.50%         .20%       12.33%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

         Total expenses, net of reimbursement and excluding
         reorganization expenses***                                    .94%*          .95%         .94%         .96%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
         Total expenses, excluding reorganization expenses***          .94%*          .95%         .94%         .96%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
         Total expenses***                                             .94%*          .95%         .94%        1.00%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
         Total investment income--net***                              6.35%*         6.29%        6.20%        6.38%        6.74%
                                                                  ==========    ==========   ==========   ==========   ==========
         Amount of dividends to Preferred Stock shareholders           .70%*          .43%         .37%         .56%        1.36%
                                                                  ==========    ==========   ==========   ==========   ==========
         Investment income--net, to Common Stock
         shareholders                                                 5.65%*         5.86%        5.83%        5.82%        5.38%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

         Dividends to Preferred Stock shareholders                    1.59%*          .96%         .85%        1.25%        2.86%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights (concluded)                                                          MuniYield California Insured Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Supplemental Data

         Net assets applicable to Common Stock, end of
         period (in thousands)                                    $  523,389    $  523,206   $  518,786   $  524,485   $  283,553
                                                                  ==========    ==========   ==========   ==========   ==========
         Preferred Stock outstanding, end of period
         (in thousands)                                           $  230,000    $  230,000   $  230,000   $  230,000   $  130,000
                                                                  ==========    ==========   ==========   ==========   ==========
         Portfolio turnover                                           19.99%        68.05%       52.17%       77.13%       59.36%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

         Asset coverage per $1,000                                $    3,276    $    3,275   $    3,256   $    3,280   $    3,181
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

         Series A--Investment income--net                         $      184    $      246   $      216   $      359   $      758
                                                                  ==========    ==========   ==========   ==========   ==========
         Series B--Investment income--net                         $      201    $      238   $      212   $      324   $      700
                                                                  ==========    ==========   ==========   ==========   ==========
         Series C--Investment income--net                         $      185    $      224   $      204   $      320   $      683
                                                                  ==========    ==========   ==========   ==========   ==========
         Series D++--Investment income--net                       $      229    $      249   $      242   $      203           --
                                                                  ==========    ==========   ==========   ==========   ==========
         Series E++--Investment income--net                       $      190    $      236   $      196   $      201           --
                                                                  ==========    ==========   ==========   ==========   ==========

           * Annualized.

          ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

         *** Do not reflect the effect of dividends to Preferred Stock shareholders.

          ++ Series D and E were issued on February 4, 2002.

        ++++ Amount is less than $(.01) per share.

         +++ Aggregate total investment return.

       +++++ Based on average shares outstanding.

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights                                                                                       MuniYield Florida Fund
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

         Net asset value, beginning of period                     $    15.27    $    14.97   $    14.97   $    14.81   $    13.78
                                                                  ----------    ----------   ----------   ----------   ----------
         Investment income--net                                       .50+++       1.00+++      1.06+++         1.03         1.00
         Realized and unrealized gain (loss)--net                        .05           .29        (.07)          .09         1.04
         Less dividends and distributions to Preferred
         Shareholders:
             Investment income--net                                    (.06)         (.07)        (.07)        (.09)        (.22)
             Realized gain--net                                           --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
         Total from investment operations                                .49          1.22          .92         1.03         1.82
                                                                  ----------    ----------   ----------   ----------   ----------
         Less dividends and distributions to Common
         Shareholders:
             Investment income--net                                    (.46)         (.92)        (.92)        (.87)        (.79)
             Realized gain--net                                           --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
         Total dividends and distributions to Common
         Shareholders                                                  (.46)         (.92)        (.92)        (.87)        (.79)
                                                                  ----------    ----------   ----------   ----------   ----------
         Net asset value, end of period                           $    15.30    $    15.27   $    14.97   $    14.97   $    14.81
                                                                  ==========    ==========   ==========   ==========   ==========
         Market price per share, end of period                    $    14.20    $    14.28   $    13.80   $    13.34   $    13.98
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

         Based on net asset value per share                       3.49%+++++         8.99%        6.76%        7.80%       14.24%
                                                                  ==========    ==========   ==========   ==========   ==========
         Based on market price per share                          2.71%+++++        10.57%       10.44%        1.77%       31.36%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

         Total expenses, net of reimbursement***                      1.03%*         1.03%        1.04%        1.06%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
         Total expenses***                                            1.03%*         1.03%        1.04%        1.06%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
         Total investment income--net***                              6.55%*         6.67%        7.01%        7.00%        6.98%
                                                                  ==========    ==========   ==========   ==========   ==========
         Amount of dividends to Preferred Shareholders                 .73%*          .48%         .45%         .64%        1.53%
                                                                  ==========    ==========   ==========   ==========   ==========
         Investment income--net, to Common Shareholders               5.82%*         6.19%        6.56%        6.36%        5.45%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

         Dividends to Preferred Shareholders                          1.58%*         1.03%         .97%        1.34%        3.14%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights (concluded)                                                                           MuniYield Florida Fund
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Supplemental Data

         Net assets applicable to Common Shares, end of
         period (in thousands)                                    $  207,390    $  206,895   $  202,890   $  202,919   $  200,729
                                                                  ==========    ==========   ==========   ==========   ==========
         Preferred Shares outstanding, end of period
         (in thousands)                                           $   95,000    $   95,000   $   95,000   $   95,000   $   95,000
                                                                  ==========    ==========   ==========   ==========   ==========
         Portfolio turnover                                           19.75%        36.11%       40.45%       39.54%       86.85%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

         Asset coverage per $1,000                                $    3,183    $    3,178   $    3,136   $    3,136   $    3,113
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding

         Series A--Investment income--net                         $      203    $      254   $      247   $      337   $      771
                                                                  ==========    ==========   ==========   ==========   ==========
         Series B--Investment income--net                         $      189    $      263   $      242   $      333   $      801
                                                                  ==========    ==========   ==========   ==========   ==========

           * Annualized.

          ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

         *** Do not reflect the effect of dividends to Preferred Shareholders.

          ++ Amount is less than $(.01) per share.

         +++ Based on average shares outstanding.

       +++++ Aggregate total investment return.

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights                                                                     MuniYield Michigan Insured Fund II, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

         Net asset value, beginning of period                     $    15.21    $    15.21   $    14.91   $    14.97   $    13.83
                                                                  ----------    ----------   ----------   ----------   ----------
         Investment income--net                                     .50+++++     1.00+++++    1.02+++++         1.00         1.00
         Realized and unrealized gain (loss)--net                      (.15)        --++++          .24        (.07)         1.15
         Less dividends to Preferred Stock shareholders from
         investment income--net                                        (.06)         (.07)        (.07)        (.10)        (.22)
                                                                  ----------    ----------   ----------   ----------   ----------
         Total from investment operations                                .29           .93         1.19          .83         1.93
                                                                  ----------    ----------   ----------   ----------   ----------
         Less dividends to Common Stock shareholders from
         investment income--net                                        (.46)         (.93)        (.89)        (.89)        (.79)
                                                                  ----------    ----------   ----------   ----------   ----------
         Net asset value, end of period                           $    15.04    $    15.21   $    15.21   $    14.91   $    14.97
                                                                  ==========    ==========   ==========   ==========   ==========
         Market price per share, end of period                    $    14.10    $    14.54   $    13.75   $    13.45   $    13.85
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

         Based on net asset value per share                         2.08%+++        12.91%        9.06%        3.70%       25.13%
                                                                  ==========    ==========   ==========   ==========   ==========
         Based on market price per share                             .11%+++         6.78%        8.82%        6.36%       14.91%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

         Total expenses, net of reimbursement***                      1.07%*         1.05%        1.01%        1.12%        1.15%
                                                                  ==========    ==========   ==========   ==========   ==========
         Total expenses***                                            1.07%*         1.07%        1.02%        1.12%        1.15%
                                                                  ==========    ==========   ==========   ==========   ==========
         Total investment income--net***                              6.65%*         6.61%        6.73%        6.91%        6.96%
                                                                  ==========    ==========   ==========   ==========   ==========
         Amount of dividends to Preferred Stock shareholders           .80%*          .47%         .47%         .66%        1.53%
                                                                  ==========    ==========   ==========   ==========   ==========
         Investment income--net, to Common Stock shareholders         5.85%*         6.14%        6.26%        6.25%        5.43%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

         Dividends to Preferred Stock shareholders                    1.63%*          .96%         .97%        1.36%        3.19%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights (concluded)                                                         MuniYield Michigan Insured Fund II, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Supplemental Data

         Net assets applicable to Common Stock, end of
         period (in thousands)                                    $  181,152    $  183,224   $  183,237   $  179,607   $  118,508
                                                                  ==========    ==========   ==========   ==========   ==========
         Preferred Stock outstanding, end of period
         (in thousands)                                           $   89,000    $   89,000   $   89,000   $   89,000   $   55,000
                                                                  ==========    ==========   ==========   ==========   ==========
         Portfolio turnover                                            9.87%        39.26%       30.84%       41.77%       72.58%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

         Asset coverage per $1,000                                $    3,035    $    3,059   $    3,059   $    3,018   $    3,155
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

         Series A--Investment income--net                         $      204    $      236   $      243   $      343   $      798
                                                                  ==========    ==========   ==========   ==========   ==========
         Series B++--Investment income--net                       $      202    $      247   $      245   $      136           --
                                                                  ==========    ==========   ==========   ==========   ==========

           * Annualized.

          ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

         *** Do not reflect the effect of dividends to Preferred Stock shareholders.

          ++ Series B was issued on May 31, 2002.

        ++++ Amount is less than $(.01) per share.

         +++ Aggregate total investment return.

       +++++ Based on average shares outstanding.

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights                                                                        MuniYield New York Insured Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

         Net asset value, beginning of period                     $    14.81    $    14.81   $    14.83   $    15.01   $    13.76
                                                                  ----------    ----------   ----------   ----------   ----------
         Investment income--net                                     .47+++++      .91+++++     .97+++++          .94          .96
         Realized and unrealized gain (loss)--net                      (.05)         (.01)        (.09)        (.19)         1.26
         Less dividends and distributions to Preferred Stock
         shareholders:
             Investment income--net                                    (.05)         (.06)        (.07)        (.10)        (.20)
             Realized gain--net                                           --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
         Total from investment operations                                .37           .84          .81          .65         2.02
                                                                  ----------    ----------   ----------   ----------   ----------
         Less dividends and distributions to Common Stock
         shareholders:
             Investment income--net                                    (.42)         (.84)        (.83)        (.83)        (.77)
             Realized gain--net                                           --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
         Total dividends and distributions to Common Stock
         shareholders                                                  (.42)         (.84)        (.83)        (.83)        (.77)
                                                                  ----------    ----------   ----------   ----------   ----------
         Net asset value, end of period                           $    14.76    $    14.81   $    14.81   $    14.83   $    15.01
                                                                  ==========    ==========   ==========   ==========   ==========
         Market price per share, end of period                    $    13.23    $    13.20   $    13.25   $    13.36   $    14.02
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

         Based on net asset value per share                         2.91%+++         6.53%        6.19%        4.97%       15.57%
                                                                  ==========    ==========   ==========   ==========   ==========
         Based on market price per share                            3.49%+++         6.13%        5.45%        1.24%       21.26%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

         Total expenses, net of reimbursement***                       .94%*          .94%         .94%         .96%         .97%
                                                                  ==========    ==========   ==========   ==========   ==========
         Total expenses***                                             .94%*          .95%         .94%         .96%         .97%
                                                                  ==========    ==========   ==========   ==========   ==========
         Total investment income--net***                              6.37%*         6.23%        6.49%        6.37%        6.66%
                                                                  ==========    ==========   ==========   ==========   ==========
         Amount of dividends to Preferred Stock shareholders           .73%*          .42%         .50%         .66%        1.38%
                                                                  ==========    ==========   ==========   ==========   ==========
         Investment income--net, to Common Stock
         shareholders                                                 5.64%*         5.81%        5.99%        5.71%        5.28%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

         Dividends to Preferred Stock shareholders                    1.64%*          .95%        1.13%        1.49%        3.07%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights (concluded)                                                            MuniYield New York Insured Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Supplemental Data

         Net assets applicable to Common Stock, end of
         period (in thousands)                                    $  582,117    $  584,248   $  584,025   $  584,793   $  591,942
                                                                  ==========    ==========   ==========   ==========   ==========
         Preferred Stock outstanding, end of period
         (in thousands)                                           $  259,000    $  259,000   $  259,000   $  259,000   $  259,000
                                                                  ==========    ==========   ==========   ==========   ==========
         Portfolio turnover                                           15.64%        19.91%       51.89%       87.56%       83.08%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

         Asset coverage per $1,000                                $    3,248    $    3,256   $    3,255   $    3,258   $    3,285
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

         Series A--Investment income--net                         $      224    $      254   $      249   $      334   $      791
                                                                  ==========    ==========   ==========   ==========   ==========
         Series B--Investment income--net                         $      189    $      203   $      232   $      305   $      731
                                                                  ==========    ==========   ==========   ==========   ==========
         Series C--Investment income--net                         $      194    $      240   $      214   $      356   $      774
                                                                  ==========    ==========   ==========   ==========   ==========
         Series D--Investment income--net                         $      185    $      231   $      454   $      503   $      715
                                                                  ==========    ==========   ==========   ==========   ==========
         Series E--Investment income--net                         $      233    $      251   $      255   $      356   $      812
                                                                  ==========    ==========   ==========   ==========   ==========

           * Annualized.

          ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

         *** Do not reflect the effect of dividends to Preferred Stock shareholders.

          ++ Amount is less than $(.01) per share.

         +++ Aggregate total investment return.

       +++++ Based on average shares outstanding.

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS, APRIL 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset values of their Common Stock/Shares on a daily basis. Common Stock/Shares are listed on the New York Stock Exchange under the symbol MYC for MuniYield California Fund, Inc., MCA for MuniYield California Insured Fund, Inc., MYF for MuniYield Florida Fund,
MYM for MuniYield Michigan Insured Fund II, Inc. and MYN for MuniYield
New York Insured Fund, Inc. Common Stock is listed on the American Stock Exchange under the symbol MZA for MuniYield Arizona Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by the Board of Directors/Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service.

Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock/Shares. For the six months ended April 30, 2005, the Investment Adviser agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment described below:


Fund                          Investment                      Reimbursement

MuniYield Arizona             CMA Arizona Municipal
  Fund, Inc.                  Money Fund                             $1,098
MuniYield California          CMA California Municipal
  Fund, Inc.                  Money Fund                             $3,664
MuniYield California          CMA California Municipal
  Insured Fund, Inc.          Money Fund                             $3,140
MuniYield Florida             Merrill Lynch Institutional
  Fund                        Tax-Exempt Fund                        $1,572
MuniYield Michigan            CMA Michigan Municipal
  Insured Fund II, Inc.       Money Fund                             $5,731
MuniYield New York            CMA New York Municipal
  Insured Fund, Inc.          Money Fund                             $1,827


For the six months ended April 30, 2005, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:

Fund                                                          Reimbursement

MuniYield Arizona Fund, Inc.                                         $1,206
MuniYield California Fund, Inc.                                      $5,373
MuniYield California Insured Fund, Inc.                              $8,478
MuniYield Florida Fund                                               $3,256
MuniYield Michigan Insured Fund II, Inc.                             $2,973
MuniYield New York Insured Fund, Inc.                                $8,920


Certain officers and/or directors/trustees of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2005 were as follows:

                                                     Total            Total
                                                 Purchases            Sales

MuniYield Arizona Fund, Inc.                  $ 10,425,049     $  9,770,145
MuniYield California Fund, Inc.               $102,650,879     $100,032,652
MuniYield California Insured
  Fund, Inc.                                  $156,102,752     $145,021,188
MuniYield Florida Fund                       $  57,303,749     $ 60,634,560
MuniYield Michigan Insured
  Fund II, Inc.                               $ 31,584,428     $ 25,977,439
MuniYield New York Insured
  Fund, Inc.                                  $128,948,497     $130,353,410


4. Stock/Share Transactions:
MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. are authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

MuniYield Florida Fund is authorized to issue an unlimited number of common shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Stock/Shares

MuniYield Arizona Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2005 and for the year ended October 31, 2004 increased by 8,765 and 14,166, respectively, as a result of dividend reinvestment.


MuniYield California Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2005 and the year ended October 31, 2004 remained constant.


MuniYield California Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2005 and the year ended October 31, 2004 remained constant.


MuniYield Florida Fund

Shares issued and outstanding during the six months ended April 30, 2005 and the year ended October 31, 2004 remained constant.


MuniYield Michigan Insured Fund II, Inc.

Shares issued and outstanding during the six months ended April 30, 2005 and the year ended October 31, 2004 remained constant.


MuniYield New York Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2005 and the year ended October 31, 2004 remained constant.


Preferred Stock/Shares

Auction Market Preferred Stock/Shares are redeemable Preferred Stock/Shares of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.

MuniYield Florida Fund and MuniYield New York Insured Fund, Inc. have a par value of $.05 per share. MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc. and MuniYield California Insured Fund, Inc. have a par value of $.10 per share. MuniYield Michigan Insured Fund II, Inc. has a par value of $.05 and $.10 per share.

The yields in effect at April 30, 2005 were as follows:


                                                                  MuniYield
                                    MuniYield      MuniYield     California
                                      Arizona     California        Insured
                                   Fund, Inc.     Fund, Inc.     Fund, Inc.

Series A                                2.05%          2.36%          2.30%
Series B                                2.45%          2.10%          2.45%
Series C                                   --          2.40%          1.84%
Series D                                   --             --          2.49%
Series E                                   --             --          2.40%



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Notes to Financial Statements (concluded)


                                                   MuniYield      MuniYield
                                    MuniYield       Michigan       New York
                                      Florida     Insured II        Insured
                                         Fund     Fund, Inc.     Fund, Inc.

Series A                                2.63%          2.55%          2.25%
Series B                                2.75%          2.50%          1.97%
Series C                                   --             --          2.25%
Series D                                   --             --          2.00%
Series E                                   --             --          2.50%


The Funds pay commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned commissions as follows:

Fund                                                            Commissions

MuniYield Arizona Fund, Inc.                                       $ 12,330
MuniYield California Fund, Inc.                                    $ 71,407
MuniYield California Insured Fund, Inc.                            $ 91,475
MuniYield Florida Fund                                             $ 62,595
MuniYield Michigan Insured Fund II, Inc.                           $ 46,715
MuniYield New York Insured Fund, Inc.                              $123,943


5. Capital Loss Carryforward:

MuniYield California Fund, Inc.

On October 31, 2004, the Fund had a net capital loss carryforward of $6,759,497, of which $6,405,651 expires in 2008 and $353,846 expires in
2011. This amount will be available to offset like amounts of any future taxable gains.


MuniYield California Insured Fund, Inc.

On October 31, 2004, the Fund had a net capital loss carryforward of $15,358,482, of which $2,049,122 expires in 2007, $5,722,655 expires in
2008, $9,668 expires in 2009, $4,901,089 expires in 2011 and $2,675,948 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


MuniYield Florida Fund

On October 31, 2004, the Fund had a net capital loss carryforward of $10,460,026, of which $1,948,898 expires in 2007, $7,036,191 expires in
2008 and $1,474,937 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


MuniYield Michigan Insured Fund II, Inc.

On October 31, 2004, the Fund had a net capital loss carryforward of $6,678,866, of which $4,339,762 expires in 2008, $1,050,253 expires in 2010 and $1,288,851 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


MuniYield New York Insured Fund, Inc.

On October 31, 2004, the Fund had a net capital loss carryforward of $28,156,850, of which $8,566,493 expires in 2008, $3,007,157 expires in
2010 and $16,583,200 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Funds paid a tax-exempt income dividend to holders of Common
Stock/Shares on May 27, 2005 to stock/shareholders of record on May 13, 2005. The amount of the tax-exempt dividend was as follows:


                                                                  Per Share
Fund                                                                 Amount

MuniYield Arizona Fund, Inc.                                       $.077000
MuniYield California Fund, Inc.                                    $.068000
MuniYield California Insured Fund, Inc.                            $.073000
MuniYield Florida Fund                                             $.077000
MuniYield Michigan Insured Fund II, Inc.                           $.075000
MuniYield New York Insured Fund, Inc.                              $.070000



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Proxy Results                                     MuniYield Arizona Fund, Inc.


During the six-month period ended April 30, 2005, MuniYield Arizona Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposals 2 and 3, the proposals were adjourned until May 27, 2005, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.                            2,494,713                88,137
                                             James H. Bodurtha                              2,495,021                87,829
                                             Joe Grills                                     2,490,101                92,749
                                             Roberta Cooper Ramo                            2,497,121                85,729
                                             Stephen B. Swensrud                            2,489,093                93,757


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain
2. To approve an amendment to fundamental investment restrictions.               2,396,741         177,882          120,772

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                               2,332,526         237,540          125,329


During the six-month period ended April 30, 2005, MuniYield Arizona Fund,
Inc.'s Preferred Stock shareholders (Series A - B) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposals 2 and 3, the proposals were adjourned until May 27, 2005, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr., James H. Bodurtha,
   Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr.
   and Stephen B. Swensrud                                                                    1,031                    16


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain
2. To approve an amendment to fundamental investment restrictions.                 1,177              31               --

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                                 1,043             165               --



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Proxy Results                                  MuniYield California Fund, Inc.


During the six-month period ended April 30, 2005, MuniYield California Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the Proposal was adjourned until May 27, 2005, at which time it passed. Proposal 3 was adjourned until June 27, 2005. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.                            10,692,824              230,836
                                             James H. Bodurtha                              10,693,833              229,827
                                             Joe Grills                                     10,681,309              242,351
                                             Roberta Cooper Ramo                            10,692,740              230,920
                                             Stephen B. Swensrud                            10,679,841              243,819


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain
2. To approve an amendment to fundamental investment restrictions.               9,644,204         433,873          513,768

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                               Adjourned        Adjourned        Adjourned


During the six-month period ended April 30, 2005, MuniYield California
Fund, Inc.'s Preferred Stock shareholders (Series A - F) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. Proposal 3 was adjourned until June 27, 2005. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1. To elect the Fund's Board of Directors:  Robert C. Doll, Jr., James H. Bodurtha,
   Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr.
   and Stephen B. Swensrud                                                                    4,509                    17


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain
2. To approve an amendment to fundamental investment restrictions.                 5,377             136               56

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                               Adjourned        Adjourned        Adjourned



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Proxy Results                          MuniYield California Insured Fund, Inc.

During the six-month period ended April 30, 2005, MuniYield California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. Proposal 3 was adjourned until June 27, 2005. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.                            18,713,214              373,318
                                             James H. Bodurtha                              18,709,448              377,084
                                             Joe Grills                                     18,677,732              408,800
                                             Roberta Cooper Ramo                            18,711,933              374,599
                                             Stephen B. Swensrud                            18,670,712              415,820


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain

2. To approve an amendment to fundamental investment restrictions.               13,905,411        606,342          624,350

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                               Adjourned        Adjourned        Adjourned


During the six-month period ended April 30, 2005, MuniYield California
Insured Fund, Inc.'s Preferred Stock shareholders (Series A - E) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. Proposal 3 was adjourned until June 27, 2005. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr., James H. Bodurtha,
   Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr.
   and Stephen B. Swensrud                                                                    6,956                    37


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain

2. To approve an amendment to fundamental investment restrictions.                 8,287             829               67

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                               Adjourned        Adjourned        Adjourned



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Proxy Results                                           MuniYield Florida Fund


During the six-month period ended April 30, 2005, MuniYield Florida Fund's Common Shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 3, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1. To elect the Fund's Trustees:             Robert C. Doll, Jr.                            7,886,370               155,994
                                             James H. Bodurtha                              7,886,320               156,044
                                             Joe Grills                                     7,884,570               157,794
                                             Roberta Cooper Ramo                            7,888,445               153,919
                                             Stephen B. Swensrud                            7,885,879               156,485


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain
2. To approve an amendment to fundamental
   investment restrictions.                                                      6,128,774         200,719          223,967

3. To approve an amendment to articles supplementary
   or certificate of designation.                                                6,631,414         534,725          231,258


During the six-month period ended April 30, 2005, MuniYield Florida Fund's
Preferred Shareholders (Series A - B) voted on the following proposals.
Proposals 1 and 2 were approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 3, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1. To elect the Fund's Trustees:  Robert C. Doll, Jr., James H. Bodurtha,
   Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr.
   and Stephen B. Swensrud                                                                    3,759                    39



                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain
2. To approve an amendment to fundamental
   investment restrictions.                                                        3,628              29              141

3. To approve an amendment to articles supplementary
   or certificate of designation.                                                  3,337             327              134



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Proxy Results                         MuniYield Michigan Insured Fund II, Inc.


During the six-month period ended April 30, 2005, MuniYield Michigan Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposals 2 and 3, the proposals were adjourned until May 27, 2005, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.                            7,042,457               189,007
                                             James H. Bodurtha                              7,041,217               190,247
                                             Joe Grills                                     7,033,691               197,773
                                             Roberta Cooper Ramo                            7,041,517               189,947
                                             Stephen B. Swensrud                            7,038,691               192,773


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain
2. To approve an amendment to fundamental investment restrictions.               5,927,225         523,001          274,337

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                               5,826,955         614,612          282,996


During the six-month period ended April 30, 2005, MuniYield Michigan
Insured Fund II, Inc.'s Preferred Stock shareholders (Series A - B) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposals 2 and 3, the proposals were adjourned until May 27, 2005, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1. To elect the Fund's Board of Directors:  Robert C. Doll, Jr., James H. Bodurtha,
   Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr.
   and Stephen B. Swensrud                                                                    2,340                    53


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain
2. To approve an amendment to fundamental investment restrictions.                 3,223             221               99

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                                 3,152             223              168



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Proxy Results                            MuniYield New York Insured Fund, Inc.


During the six-month period ended April 30, 2005, MuniYield New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. Proposal 3 was adjourned until June 27, 2005. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.                            19,294,078             1,212,047
                                             James H. Bodurtha                              19,315,754             1,190,371
                                             Joe Grills                                     19,304,008             1,202,117
                                             Roberta Cooper Ramo                            19,319,779             1,186,346
                                             Stephen B. Swensrud                            19,305,300             1,200,825


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain
2. To approve an amendment to fundamental investment restrictions.               17,512,485       1,241,350         689,173

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                               Adjourned        Adjourned        Adjourned


During the six-month period ended April 30, 2005, MuniYield New York
Insured Fund, Inc.'s Preferred Stock shareholders (Series A - E) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. Proposal 3 was adjourned until June 27, 2005. A description of the proposals and number of shares voted were as follows:

                                                                                           Shares Voted         Shares Withheld
                                                                                               For                From Voting
1.To elect the Fund's Board of Directors: James H. Bodurtha, Joe Grills,
   Herbert I. London, Andre F. Perold, Roberta Cooper Ramo, Robert S.
   Salomon, Jr. and Stephen B. Swensrud                                                       7,301                    72


                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                    For            Against          Abstain
2. To approve an amendment to fundamental investment restrictions.                 9,793             509               46

3. To approve an amendment to articles supplementary or certificate
   of designation.                                                               Adjourned        Adjourned        Adjourned



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
James H. Bodurtha, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Stephen B. Swensrud, Director/Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Michael A. Kalinoski, Vice President
Walter C. O'Connor, Vice President
Robert D. Sneeden, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


MuniYield Arizona Fund, Inc.,
MuniYield California Fund, Inc.,
MuniYield Florida Fund,
MuniYield Michigan Insured Fund II, Inc. and
MuniYield New York Insured Fund, Inc.:

Custodian

The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock/Shares:                 Preferred Stock/Shares:
The Bank of New York                 The Bank of New York
101 Barclay Street - 11 East         101 Barclay Street - 7 West
New York, NY 10286                   New York, NY 10286


MuniYield California Insured Fund, Inc.:

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:                        Preferred Stock:
EquiServe                            The Bank of New York
P.O. Box 43010                       101 Barclay Street - 7 West
Providence, RI 02940-3010            New York, NY 10286



Effective January 1, 2005, Terry K. Glenn retired as President and Director/ Trustee of MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield Florida Fund, MuniYield California Insured Fund, Inc., MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. The Funds' Board of Directors/Trustees wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director/ Trustee of the Funds.



SEMI-ANNUAL REPORTS, APRIL 30, 2005



Investment Objectives


AMEX Symbol  MuniYield Arizona Fund, Inc. seeks to provide shareholders with
MZA as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Arizona income taxes.

NYSE Symbol  MuniYield California Fund, Inc. seeks to provide shareholders
MYC with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

NYSE Symbol  MuniYield California Insured Fund, Inc. seeks to provide
MCA shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

NYSE Symbol  MuniYield Florida Fund seeks to provide shareholders with as high
MYF a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

NYSE Symbol  MuniYield Michigan Insured Fund II, Inc. seeks to provide
MYM shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Michigan income taxes.

NYSE Symbol  MuniYield New York Insured Fund, Inc. seeks to provide
MYN shareholders with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


SEMI-ANNUAL REPORTS, APRIL 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniYield California Insured Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield California Insured Fund, Inc.


Date: June 20, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield California Insured Fund, Inc.


Date: June 20, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield California Insured Fund, Inc.


Date: June 20, 2005